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                        Connecticut Development Authority

                                       to

                      Brown Brothers Harriman Trust Company
                                   as Trustee

                               ------------------
                               INDENTURE OF TRUST
                               ------------------

                          Dated as of December 1, 1997

                        Connecticut Development Authority
                       $3,810,000 Industrial Revenue Bonds
                       (Sonics & Materials, Inc. Project)


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                                TABLE OF CONTENTS

                                                                            Page

Parties, Preambles and Form of Bonds.......................................    1


                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

Section 1.1.  Definitions .................................................   19

                                   ARTICLE II

                   AUTHORIZATION, TERMS AND ISSUANCE OF BONDS

Section 2.1.  Authorization for Indenture..................................   27
Section 2.2.  Authorization and Obligation of Bonds........................   27
Section 2.3.  Issuance and Terms of the Initial Bonds......................   27
Section 2.4.  Redemption of Initial Bond...................................   29
Section 2.5.  Execution and Authentication of Bonds........................   32
Section 2.6.  Delivery of Bonds............................................   32
Section 2.7.  Issuance of Additional Bonds.................................   33

                                   ARTICLE III

                      GENERAL TERMS AND PROVISIONS OF BONDS

Section 3.1.  Date of Bonds................................................   37
Section 3.2.  Form and Denominations.......................................   37
Section 3.3.  Legends......................................................   37
Section 3.4.  Medium of Payment............................................   37
Section 3.5.  Bond Details.................................................   37
Section 3.6.  Interchangeability, Transfer and Registry....................   38
Section 3.7.  Bonds Mutilated, Destroyed, Stolen or Lost...................   38
Section 3.8.  Cancellation and Destruction of Bonds........................   39
Section 3.9.  Requirements With Respect To Transfers.......................   39
Section 3.10. Registrar....................................................   39

                                   ARTICLE IV

                          APPLICATION OF BOND PROCEEDS

Section 4.1.  Accrued Interest.............................................   40
Section 4.2.  Bond Proceeds and Premium....................................   40

                                    ARTICLE V

                         CUSTODY AND INVESTMENT OF FUNDS


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                                                                            Page

Section 5.1.  Creation of Funds and Accounts...............................   41
Section 5.2.  Project Fund.................................................   41
Section 5.3.  Debt Service Fund............................................   44
Section 5.4.  Reserved.....................................................   46
Section 5.5.  Reserved.....................................................   46
Section 5.6.  Earnings Fund and Rebate Fund................................   46
Section 5.7.  Investment of Funds and Accounts; Valuation..................   47
Section 5.8.  Non-presentment of Bonds.....................................   47

                                   ARTICLE VI

                               REDEMPTION OF BONDS

Section 6.1.  Privilege of Redemption and Redemption Price.................   49
Section 6.2.  Selection of Bonds to be Redeemed............................   49
Section 6.3.  Notice of Redemption.........................................   49
Section 6.4.  Payment of Redeemed Bonds....................................   50
Section 6.5.  Cancellation of Redeemed Bonds...............................   50

                                   ARTICLE VII

                              PARTICULAR COVENANTS

Section 7.1.  No Pecuniary Liability on Authority or
               Officers....................................................   51
Section 7.2.  Payment of Principal, Redemption Price, if any,
               and Interest................................................   51
Section 7.3.  Performance of Covenants.....................................   51
Section 7.4.  Further Assurances...........................................   52
Section 7.5.  Inspection of Project Books..................................   52
Section 7.6.  List of Bondholders..........................................   52
Section 7.7.  Rights under Financing Documents.............................   52
Section 7.8.  Creation of Liens, Indebtedness..............................   53
Section 7.9.  Recording and Filing.........................................   53

                                  ARTICLE VIII

                             REMEDIES OF BONDHOLDERS

Section 8.1.  Events of Default; Acceleration of Due Dates.................   54
Section 8.2.  Foreclosure and Enforcement of Remedies......................   55
Section 8.3.  Application of Revenues and Other Moneys After
               Default.....................................................   55
Section 8.4.  Actions by Trustee...........................................   57
Section 8.5.  Majority Bondholders Control Proceedings.....................   57
Section 8.6.  Individual Bondholder Action Restricted......................   57
Section 8.7.  Effect of Discontinuance of Proceedings......................   58
Section 8.8.  Remedies Not Exclusive.......................................   58


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                                                                            Page

Section 8.9.  Delay or Omission Upon Default...............................   58
Section 8.10. Notice of Default............................................   58
Section 8.11. Waivers of Default...........................................   59

                                   ARTICLE IX

                            TRUSTEE AND PAYING AGENTS

Section 9.1.  Appointment and Acceptance of Duties.........................   60
Section 9.2.  Indemnity....................................................   60
Section 9.3.  Responsibilities of Trustee..................................   60
Section 9.4.  Compensation.................................................   61
Section 9.5.  Evidence on Which Trustee May Act............................   61
Section 9.6.  Evidence of Signatures of Bondholders and
               Ownership of Bonds..........................................   62
Section 9.7.  Trustee and Paying Agents May Deal in Bonds and
               With Borrower...............................................   63
Section 9.8.  Resignation or Removal of Trustee............................   63
Section 9.9.  Successor Trustee............................................   63
Section 9.10. Resignation or Removal of Paying Agent;
               Successors..................................................   65
Section 9.11. Project Equipment Description................................   65
Section 9.12. Continuation Statements......................................   66
Section 9.13. Obligation to Report Defaults................................   66
Section 9.14. Payments Due on non-Business Days............................   66
Section 9.15. Moneys Held for Particular Bonds.............................   66
Section 9.16. Appointment of Co-Trustee....................................   66

                                    ARTICLE X

                             AMENDMENTS OF INDENTURE

Section 10.1. Limitation on Modifications..................................   68
Section 10.2. Supplemental Indentures Without Bondholders'
               Consent.....................................................   68
Section 10.3. Supplemental Indentures with Bondholders'
               Consent.....................................................   69
Section 10.4. Supplemental Indenture Part of the Indenture.................   70
Section 10.5. Trustee Authorized to Join in Supplements;
               Reliance on Counsel.........................................   70

                                   ARTICLE XI

                        AMENDMENTS OF FINANCING DOCUMENTS

Section 11.1. Rights of Borrower...........................................   72
Section 11.2. Amendments of Financing Documents Not Requiring
               Consent of Bondholders......................................   72


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                                                                            Page

Section 11.3. Amendments of Financing Documents Requiring
               Consent of Bondholders......................................   72

                                   ARTICLE XII

                             DISCHARGE OF INDENTURE

Section 12.1. Defeasance...................................................   74

                                  ARTICLE XIII

                               GENERAL PROVISIONS

Section 13.1. Notices......................................................   76
Section 13.2. Covenant Against Discrimination..............................   76
Section 13.3. Parties Interested Herein....................................   76
Section 13.4. Effective Date; Counterparts.................................   76
Section 13.5. Date for Identification Purposes Only........................   77

                                   Appendices

A. Description of Project Realty...........................................   83
B. Description of Project Equipment........................................   86


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

            THIS INDENTURE OF TRUST, made and dated as of December 1, 1997, by and between the Connecticut Development Authority, a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut (the "Authority"), and Brown Brothers Harriman Trust Company, a limited purpose trust company organized under the laws of the State of New York, with its principal office located in New York, New York, as Trustee.

                                WITNESSETH THAT:

            WHEREAS, the State Commerce Act, constituting Connecticut General Statutes, Sections 32-1a through 32-23xx, as amended (the "Act"), declares that there is a continuing need in the State (1) for industrial development and activity to provide and maintain employment and tax revenues and to control, abate and prevent pollution to protect the public health and safety, (2) for the development of recreation facilities to promote tourism, provide and maintain employment and tax revenues, and promote the public welfare, (3) for the development of commercial and retail sales and service facilities in urban areas to provide and maintain construction and permanent employment and tax revenues to improve conditions of deteriorated physical development, slow economic growth and eroded financial health of the public and private sectors in urban areas and to revitalize the economy of urban areas, and (4) for assistance to public service businesses providing transportation and utility services in the State, and that the availability of financial assistance and suitable facilities are important inducements to industrial and commercial enterprises to remain or locate in the State and to provide industrial, recreation, urban and public service projects; and

            WHEREAS, the Act provides that (1) the term "project" as used therein means any facility, plant, works, system, building, structure, utility, fixture or other real property improvement located in the State, and the land on which it is located or which is reasonably necessary in connection therewith, which is of a nature or which is to be used or occupied by any person for purposes which would constitute it as an industrial project, recreation project, urban project, public service project or health care project, and any real property improvement reasonably related thereto, and (2) a project may also include or consist exclusively of machinery, equipment or fixtures; and

            WHEREAS, the Act provides that the Authority shall have power to determine the location and character of, and extend credit or make loans to any person for the planning, designing, acquiring, improving and equipping of, a project which may be secured by loan, lease or sale agreements, contracts and other instruments upon such terms and conditions as the Authority shall determine to be reasonable, to require the inclusion in any contract, loan agreement or other instrument of such provisions for the construction, use, operation, maintenance and financing of the project as the Authority may deem necessary or desirable, to enter into agreements with prospective mortgagees and mortgagors, to issue its bonds for such purposes, subject to the approval of the Treasurer of the State, and, as security for the payment of the principal or redemption price, if any, of and interest on any such bonds, to pledge or assign such a loan, lease or sale agreement and the revenues and receipts derived by the Authority from such a project; and

            WHEREAS, by resolution adopted June 18, 1997 in furtherance of the purposes of the Act, the Authority has accepted the application of Sonics & Materials, Inc. (the "Borrower") for assistance in the refinancing of certain capital projects for the benefit of the Borrower and the acquisition and installation therein of machinery and equipment related thereto, all to be used for a manufacturing facility located in Town of Newtown, Connecticut; and

            WHEREAS, the Authority has by a resolution adopted November 19, 1997 authorized the issuance of $3,810,000 principal amount of its Industrial Development Bonds (Sonics & Materials, Inc. Project ) 1997 Series (the "Initial Bonds") for the purpose of refinancing the Bridge Loan Note which was used to provide funds for the financing of certain capital projects for the benefit of the Borrower, and paying necessary expenses incidental thereto, and financing and refinancing certain additional capital projects for the benefit of the Borrower; and

            WHEREAS, the Authority has determined that the issuance, sale and delivery of the Initial Bonds, as hereinafter provided, is needed to refinance the cost of the Project (as hereinafter defined), including necessary expenses incidental thereto, and concurrently herewith the Authority and the Borrower have entered into a Loan Agreement, dated as of December 1, 1997, providing for a loan by the Authority to the Borrower for such purpose in an amount equal to the principal amount of the Initial Bonds; and

            WHEREAS, additional funds may be necessary to repair, relocate, rebuild or restore the Project following damage, destruction, taking or condemnation thereof or to provide extensions, additions, improvements or facilities to the Project and provision should therefore be made for the issuance from time to time of additional bonds on a parity with the Initial Bonds; and

            WHEREAS, the Initial Bonds and any Additional Bonds (as hereinafter defined) shall be secured by the Mortgage and the Security Agreement (as such terms are hereinafter defined); and

            WHEREAS, the Initial Bonds and any Additional Bonds shall be special obligations of the Authority, payable solely out of the revenues and other receipts, funds or moneys derived by the Authority under the Agreement (as hereinafter defined), the Mortgage, the Security Agreement or the Indenture (as hereinafter defined) and from any amounts otherwise available under this Indenture for the payment of the Initial Bonds; and

            WHEREAS, the Initial Bonds are to be originally issued as fully registered bonds and such Bonds and the Trustee's certificate of authentication to be endorsed thereon shall be in substantially the following form, with appropriate variations, omissions and insertions as permitted or required by this Indenture, to wit:

                                 (FORM OF BONDS)

            THE STATE OF CONNECTICUT IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF CONNECTICUT IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND

                            Industrial Revenue Bonds
                        Connecticut Development Authority
                    (Sonics & Materials, Inc. - 1997 Series)

Bond Date:

Maturity Date:

Registered Owner: Brown Brothers Harriman & Co.

Principal Amount:

Bond Number:  R-

            CONNECTICUT DEVELOPMENT AUTHORITY (the "Authority"), a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut (the "State"), for value received, hereby promises to pay to the Registered Owner identified above or registered assigns on the maturity date set forth above, solely from the sources and in the manner hereinafter provided, the principal sum set forth above, and in like manner to pay interest on the unpaid principal balance thereof from the date hereof until the Authority's obligation with respect to the payment of such sum shall be discharged.

            The rate of interest on this Bond shall be the Applicable Percentage of the Base Rate, determined as of the opening of business on each Interest Payment Date (or if such Interest Payment Date is not a Business Day, on the next succeeding Business Day), except that from and after any Determination of Taxability (as defined in the Indenture), the rate of interest on this Bond shall be the Taxable Rate.

      For such purpose, the following definitions shall apply:

      "Applicable Percentage" means seventy-five percent (75%); provided that, so long as Brown Brothers Harriman & Co. shall be the Registered Owner of the Bond, the Applicable Percentage may be adjusted by such Registered Owner (i) to offset any decrease in net interest income allocable to the Bond due to a change in the portion of its interest expense allocable to the Bond that is disallowed as a deduction under Section 165 of the Code, or (ii) to reflect changes in federal marginal tax rates which adversely affect the taxable equivalent yield of the Bond to such Registered Owner. The Applicable Percentage shall be determined as of the opening of business on each Interest Payment Date (or if such Interest Payment Date is not a Business Day, on the next succeeding Business Day).

      "Base Rate" means the rate determined from time to time by Brown Brothers Harriman & Co. as its "base rate."

      "Interest Payment Date" means the first day of each month, commencing January 1, 1998, and continuing until the maturity date hereof.

      "Registered Owner" means Brown Brothers Harriman & Co., its successors and assigns and each other party who becomes a Registered Owner pursuant to Section
3.6 of the Indenture.

      "Taxable Rate" means the Base Rate plus 2%.

      Interest, calculated on the basis of a 360-day year for the actual number of days elapsed, shall accrue daily in each interest period and shall be payable monthly in arrears on each Interest Payment Date to the Registered Owner hereof, as shown on the registration books of the Trustee on the Business Day preceding such interest payment date (a "Record Date"). The interest due hereon shall be calculated by the Original Purchaser in accordance with Section 2.3 of the Indenture hereinafter described. Interest on this Bond shall be paid in such manner as the Borrower and the Registered Owner shall agree.

      This Bond shall bear interest on the overdue principal and, to the extent permitted by law, on overdue interest at the Taxable Rate.

            Payment of Principal and Interest. The principal or Redemption Price of and interest on this Bond are payable at the corporate trust office of Brown Brothers Harriman Trust Company, in New York, New York, as trustee (the "Trustee"), or at the office designated for such payment of any successors as paying agents, in any coin or currency of the United States of America, which, on the respective dates of payment thereof, is legal tender for the payment of public and private debts. As used herein, "Redemption Price", means, with respect to a Bond, or a portion thereof, the principal amount of such Bond or portion plus the applicable premium, if any, payable upon redemption pursuant to the Indenture. Interest shall be payable by check or draft mailed or, if requested by a Registered Owner of at least $1,000,000 aggregate principal amount of Bonds, by wire transfer, to the Registered Owners of the Bonds as shown on the registration books maintained by the Trustee in accordance with
Section 3.10 of the Indenture as of the close of business on the Record Date. The "Regular Record Date" shall be the Business Day immediately preceding each date on which interest is to be paid, except for a Special Record Date. Any request for payment of interest by wire transfer shall be delivered to the Trustee in writing not later than the Regular or Special Record Date in respect of such interest payment. The Bonds shall be issued in registered form in a single denomination equal to the entire principal balance thereof. Notwithstanding the foregoing, so long as the Original Purchaser is the registered owner of this Bond, the principal of and the interest on this Bond shall be paid to the Original Purchaser as provided in
Section 2.3(F) of the Indenture.

            Defaulted Interest. Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Registered Owner on the relevant Record Date by virtue of having been such Registered Owner, and such Defaulted Interest shall be paid to the Registered Owner in whose name the Bond is registered at the close of business on a "Special Record Date" to be fixed by the Trustee, such Special Record Date to be not more than twenty (20) nor less than ten (10) days prior to the date of the proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondholder, at such Bondholder's address as it appears on the registration books, not less than ten (10) days prior to such Special Record Date but not more than thirty (30) days prior to the date of proposed payment.

            Authorization and Purpose. This Bond is one of an authorized issue of bonds of the Authority in the aggregate principal amount of $3,810,000 designated: Industrial Revenue Bonds (Sonics & Materials, Inc. - 1997 Series) (the "Bonds") which are issued for the purpose of refinancing the Bridge Loan Note which was issued for the purpose of financing certain capital projects for the benefit of Sonics & Materials, Inc. (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, and paying necessary expenses incidental thereto, and financing and refinancing certain additional capital projects for the benefit of the Borrower. The project consists of certain capital projects, to be refinanced with the proceeds of the Bonds, together with related facilities, and the acquisition and installation therein of machinery and equipment related thereto, all to be used for manufacturing purposes (collectively, the "Project"). The Bonds are issued pursuant to the State Commerce Act, constituting Connecticut General Statutes, Sections 32-1a through 32-23xx, as amended, a resolution adopted by the Authority on November 19, 1997 and an Indenture of Trust, dated as of December 1, 1997 (which Indenture as from time to time amended and supplemented is herein referred to as the "Indenture"), duly executed and delivered by the Authority to the Trustee, and are equally and ratably secured by and entitled to the protection of the Indenture, which is on file in the office of the Trustee.

            Pledge and Security. Pursuant to the Indenture, the Authority has assigned to the Trustee all of its right, title and interest in and to a Loan Agreement (the "Agreement"), dated as of December 1, 1997, between the Authority and the Borrower, and the Note of the Borrower evidencing its obligations under the Agreement (except for certain enforcement rights with respect to the Project which are reserved in the Indenture), including all rights to receive loan payments sufficient to pay the principal or Redemption Price, if any, of and interest and all other amounts due on the Bonds as the same become due, to be made by the Borrower pursuant to the Agreement. The Agreement sets forth the terms and conditions under which the Authority will provide financing and refinancing for the Project and under which the Borrower will use and occupy the Project and make loan payments to the Authority in such amounts as are necessary to pay the principal of, premium, if any, and interest on the Bonds. Reference is hereby made to the Indenture for the definition of any capitalized word or term used but not defined herein and for a description of the property pledged, assigned and otherwise available for the payment of the Bonds, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Authority, the Trustee and the holders of the Bonds, and the terms upon which the Bonds are, and additional bonds on a parity therewith may be, issued and secured and the holders of the Bonds are deemed to assent to the provisions of the Indenture by the acceptance of this Bond. The Bonds are also secured by a Mortgage with respect to the Project Realty and a Security Agreement with respect to the Project Equipment.

            Additional Bonds. So long as the Financing Documents are in effect and the Borrower shall not be in default thereunder, one or more series of Additional Bonds on a parity with the Bonds may be authorized by resolution of the Authority and thereupon authenticated and delivered upon original issuance for the purposes and under the conditions stated in the Agreement and upon compliance with the provisions of the Indenture with respect to the terms upon which Additional Bonds may be issued and delivered.

            Optional Redemption. The Bond may be redeemed at the election of the Authority at the written direction of the Borrower, in whole or in part (but if in part in the principal amount of $100,000 or integral multiples of $5,000 in excess thereof), on any Interest Payment Date, at a price equal to 100% of the principal amount thereof to be redeemed, together with accrued interest to the date of redemption (as defined in the Indenture). The Borrower shall provide the Registered Owner with notice of the date of any optional redemption pursuant to this paragraph and the principal amount of the Bond to be redeemed by first-class mail, postage prepaid, sent at least fifteen (15) days before such redemption date to the Registered Owner at the registered address of the Registered Owner appearing on the registration books maintained pursuant to the Indenture as of the close of business on the Business Day prior to such mailing. On each such redemption date, payment of the redemption price having been made to the Registered Owner as provided herein and in the Indenture, the Bond or the portion thereof so called for redemption shall become due and payable on the redemption date and interest shall cease to accrue thereon from and after the redemption date.

            Optional Public Purpose Redemption. If the Borrower fails to perform its obligations under the public purpose covenants contained in Section 6.4 of the Agreement, the Bond shall be subject to redemption prior to maturity as a whole at the option of the Authority in accordance with Section 7.3 of the Agreement, at the Redemption Price of 100% of the principal amount thereof plus accrued interest to the redemption date.

            Mandatory Scheduled Redemption. The Bond shall be redeemed in part by the Authority in equal monthly installments of $16,710.52 on each Interest Payment Date, commencing January 1, 1999, at a redemption price equal to 100% of the principal amount thereof, without premium; provided, however, that the Registered Owner and the Borrower, with notice to the Authority, may agree to a different schedule of principal amortization, provided that (1) no such schedule shall provide for the deferral of the payment of any principal beyond the final maturity of the Bond, and (2) prior to the effectiveness of such schedule, there shall be delivered to the Registered Owner an opinion of nationally recognized bond counsel to the effect that the adoption of such schedule will not cause interest on the Bond to no longer be excluded from gross income for Federal income tax purposes.

            Mandatory Taxability Redemption. In the event of a Determination of Taxability, the Bond shall be redeemed at the time and in the manner as provided in the Indenture, at the Redemption Price applicable at the first optional redemption date. If any Bonds are paid at maturity or purchased by the Borrower or the Trustee or redeemed subsequent to a Tax Incidence Date without payment of an amount at least equal to the amounts that would have been received if such Bonds had been redeemed on the date of such retirement at the applicable Redemption Price and otherwise in accordance with the provisions hereof, the holders of such Bonds at the time of maturity, purchase or redemption, upon establishing their then ownership thereof, shall be entitled to receive as an additional premium thereon an amount equal to the difference between the amounts actually received and the amounts that would have been received upon such retirement of such Bond.

            Mandatory Redemption at Option of the Registered Owner of the Bond. All or any portion of the Bond shall be redeemed by the Authority on or after the 5th anniversary of date of original issuance of the Initial Bonds, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption, upon the written demand, in the form attached as an exhibit to this Bond, of the Registered Owner of the Bond, with a copy to the Authority. The Bond, or any portion thereof, shall be redeemed, and the redemption of the Bond shall be paid to the Registered Owner of the Bond, on the date specified by the Registered Owner of the Bond. Notwithstanding the foregoing, if the Registered Owner of the Bond shall demand the redemption of the Bond in whole pursuant to this paragraph, the Borrower shall have the right to purchase the Bond on any date after the date of the Bondholder's written demand and prior to the next Business Day preceding the date of the proposed redemption, at a purchase price equal to 100% of the principal amount of the Bond, together with accrued interest to the date of purchase.

            In the event of a redemption of this Bond in whole, the redemption price shall be paid to the Registered Owner of this Bond only upon surrender of this Bond at the principal office of the Borrower or such other place as the Borrower shall designate on such Interest Payment Date. In the event of a partial optional or mandatory redemption, payment shall be made by wire transfer of immediately available funds without presentation and surrender of this Bond, provided that the Borrower's record of such payment shall be conclusive and binding upon such holder and each succeeding Owner of the Bond, absent manifest error.

            Additional Amounts Payable on Redemption. Upon any whole or partial redemption of the Bonds there shall also be due and payable, concurrently with the payment of the Redemption Price, interest accrued on the Bonds to the date of redemption and all other amounts then due under the Financing Documents.

            Redemption Procedures. If any of the Bonds are to be called for redemption, other than an optional or mandatory scheduled redemption by the Borrower, the Indenture requires a copy of the redemption notice to be mailed at least thirty but not more than sixty days prior to such redemption date to the registered owner of each Bond to be redeemed at the address shown on the registration books. All Bonds so called for redemption will cease to bear interest after the date fixed for redemption if funds for their redemption are on deposit at the place of payment at that time.

            Amendment of Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Authority and the rights of the holders of the Bonds at any time by the Authority with the consent, in certain cases, of the holders of not less than a majority in aggregate principal amount of each series of the Bonds at the time outstanding thereunder. Any such consent shall be conclusive and binding upon each such holder and upon all future holders of each Bond and of any such Bond issued upon the transfer thereof, whether or not notation of such consent is made thereon.

            Exchange of Bonds. The holder of this Bond may surrender the same, at the corporate trust office of the Trustee, in exchange for an equal aggregate principal amount of Bonds of any of the authorized denominations of the same maturity and maturities as this bond or the Bonds so surrendered, subject to the conditions and upon payment of the charges provided in the Indenture.

            Transfer of Bonds. This Bond is transferable only upon the books of the Authority kept for that purpose at the corporate trust office of the Trustee by the registered owner hereof in person, or by his duly authorized attorney, upon surrender of this bond (together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered owner or his duly authorized attorney), and thereupon a new fully registered Bond in the same aggregate principal amount shall be issued to the transferee in exchange therefor as provided in the Indenture and upon payment of the charges therein prescribed. The Authority, the Trustee and any Paying Agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal or Redemption Price hereof and interest due hereon and for all other purposes whatsoever.

            Limitation on Bondholder Enforcement Rights. The holder of this Bond shall have no right to enforce the provisions of the Indenture, to institute an action to enforce the provisions and covenants thereof or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.

            Special Obligations of the Authority. This Bond and the issue of which it forms a part are special obligations of the Authority, payable solely out of the revenues or other receipts, funds or moneys of the Authority pledged under the Indenture and from any amounts otherwise available under the Indenture for the payment of the Bonds. Neither the State nor any municipality thereof shall be obligated to pay the principal or Redemption Price, if any, of or interest on this bond and neither the faith and credit nor taxing power of the State or any municipality thereof is pledged to such payment. The Bonds do not now and shall never constitute a debt or liability of the State or any municipality thereof or bonds issued or guaranteed by either of them within the meaning of any constitutional or statutory limitation.

            Estoppel Clause. This Bond is issued pursuant to and in full compliance with the Constitution and laws of the State. It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law and that the issuance of this Bond and of the issue of which it forms a part, together with all other obligations of the Authority, do not exceed or violate any constitutional or statutory limitation.

            No Personal Liability. Neither the officers, directors or employees of the Authority or the Trustee nor any person executing this Bond shall be liable personally or be subject to any personal liability or accountability by reason of the issuance hereof.

            Authentication by Trustee. This Bond shall not be valid or become obligatory for any purpose or be entitled to any Security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee.

            IN WITNESS WHEREOF, the CONNECTICUT DEVELOPMENT AUTHORITY has caused this bond to be executed in its name by the manual or facsimile signature of an Authorized Representative as of _________________, 1997.

                                    Connecticut Development Authority


                                    By_________________________________
                                          Authorized Representative

                (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

                              TRUSTEE'S CERTIFICATE

            This Bond is one of the Bonds of the issue described in the within mentioned Indenture.

                                  Brown Brothers Harriman Trust Company,
                                  Trustee


                                  By_________________________________
                                          Authorized Officer

                             EXHIBIT TO FORM OF BOND
                         NOTICE OF MANDATORY REDEMPTION

To: TRUSTEE AND SONICS & MATERIALS

      Attention:

      The undersigned, being the Owner of the Bond issued under and pursuant to that certain Indenture of Trust dated as of December 1, 1997 (the "Agreement"), among the Connecticut Development Authority (the "Issuer"), Sonics & Materials, Inc. (the "Company") and Brown Brothers, Harriman & Co., hereby irrevocably elects that the principal amount of said [all] [$________*] of the principal amount of the Bond shall be redeemed by the Issuer on __________________ [DATE TO BE SPECIFIED BY BBH, which date shall not be earlier than the 5th anniversary of date of original issuance of Initial Bonds.

      If the Bond is to be redeemed in full, the undersigned shall surrender the Bond, duly endorsed for transfer or accompanied by a bond power endorsed in blank, to the Company at its office at the address set forth in the Agreement against payment of the redemption price.

      If the Bond is to be redeemed in part, payment of the redemption price shall be made on the redemption date to or to the order of the undersigned, as hereby authorized, as follows:

      By Wire Transfer:                    By Check:

      Bank:_____________________________   Payee:_______________________________
      ABA No.:__________________________   Address:_____________________________
      Credit:___________________________   _____________________________________
      Instructions:_____________________   _____________________________________
      __________________________________   _____________________________________

      Payment shall be made without presentation and surrender of the Bond (and the undersigned acknowledges that the Trustee's record of such redemption and payment shall be conclusive, absent manifest error).

----------
* If less than all of the principal amount of the Bond is to be redeemed, the principal amount to be redeemed shall be $100,000 or any integral multiple of $5,000 in excess thereof.

                              (FORM OF ASSIGNMENT)

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto
________________________________________________________________________________
_____________________________________________________________________ the within bond and does hereby irrevocably constitute and appoint ________________________ Attorney to transfer the such bond on the books kept for the registration thereof, with full power of substitution in the premises.

Dated: ______________________

                                      __________________________________________
                                      NOTICE:   The signature to this assignment
                                                must correspond with the name as
                                                   it appears on the face of the
                                                within bond in every particular.

In the presence of:


__________________________


__________________________ (Title)


__________________________ (Name of NASD firm or commercial bank)


NOTE:   Assignment form should
        state both the name and
        address of the assignee
        in the space provided.

      All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

Dated:


                  _______________________________________________________
                  Signature of Owner or Authorized Representative


                  _______________________________________________________
                  Please Insert Social Security Number or
                  Tax I.D. Number of Owner_______________________________

                         (END OF FORM OF INITIAL BONDS)

            WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Authority according to the import thereof, and to constitute this Indenture a valid pledge of revenues to the payment of the principal or Redemption Price, if any, of and interest on the Bonds and all other amounts due in connection therewith and a valid assignment of the rights of the Authority (except as stated below) under the Agreement, the Mortgage, the Security Agreement and the Note have been done and performed, and the creation, execution and delivery of this Indenture and the creation, execution and issuance of the Bonds subject to the terms hereof, have in all respects been duly authorized;

               NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS:

                                GRANTING CLAUSES

            That the Authority in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the holders and owners thereof, and of the sum of One Dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal or Redemption Price, if any, of and interest on the Bonds according to their tenor and effect and all other amounts due in connection therewith and the performance and observance by the Authority of all the covenants expressed or implied herein and in the Bonds, does hereby grant, bargain, sell, convey, pledge and assign unto, and grant a security interest in and to the Trustee, and unto its respective successors in trust, and to their respective assigns, forever, for the securing of the performance of the obligations of the Authority hereinafter set forth, the following:

                                       I.

            The Agreement, the Mortgage, the Security Agreement and the Note (except to the extent to which any such document provides for the indemnification or the payment of expenses of the Authority, rights of the Authority to inspect the Project, receive notices and grant approvals, or the right of the Authority independently to enforce public purpose covenants with respect to the Project) including all extensions and renewals of the term thereof, if any, together with all right, title and interest of the Authority therein, including, but without limiting the generality of the foregoing, the present and continuing right to claim, collect and receive any of the moneys, income, revenues, issues, profits and other amounts payable or receivable thereunder, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Authority is or may become entitled to do under the Agreement, the Mortgage, the

Security Agreement and the Note but reserving, however, to the Authority its rights under Sections 6.2, 6.4 and 7.3 of the Agreement upon the conditions therein set forth;

                                       II.

            All Funds and Accounts (except the Earnings Fund and the Rebate
Fund) and moneys therein; and

                                      III.

            All moneys and securities from time to time held by the Trustee under the terms of this Indenture (except moneys and securities in the Earnings Fund and the Rebate Fund) and any and all other real or personal property of every name and nature concurrently herewith or from time to time hereafter by delivery or by writing of any nature conveyed, mortgaged, pledged, assigned or transferred as and for additional security hereunder by the Authority or by anyone in its behalf, or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

            TO HAVE AND TO HOLD all and singular the trust estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors and assigns in trust forever to its and their own proper use and behoof but:

            IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future holders and owners of the Bonds from time to time issued and to be issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds;

            PROVIDED, HOWEVER, that if the Authority, its successors or assigns, shall well and truly pay, or cause to be paid, the principal or redemption price, if any, of and interest on, the Bonds due or to become due thereon, and all other amounts due thereunder, at the times and in the manner mentioned in the Bonds according to their tenor, and shall cause the payments to be made on the Bonds as required under Article VII hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions of the Agreement, the Mortgage, the Security Agreement, the Note, and this Indenture, then upon the final payment thereof this Indenture and the rights hereby granted shall cease, terminate and be void; otherwise this Indenture to be and remain in full force and effect.

            THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the property rights and interests, including, without limitation, the loan payments and other amounts hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Authority has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective holders and owners of the Bonds as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

            Section 1.1. Definitions. For the purposes of this Indenture, the following words and terms shall have the respective meanings set forth as follows, and any capitalized word or term used but not defined herein is used as defined in the Agreement:

            "Act" means the State Commerce Act, constituting Connecticut General Statutes, Sections 32-1a through 32-23xx, as amended.

            "Additional Bonds" means one or more series of additional Bonds, other than the Initial Bonds, authorized and issued by the Authority pursuant to this Indenture.

            "Agreement" means the Loan Agreement of even date herewith between the Authority and the Borrower, and any amendments and supplements thereto.

            "Applicable Percentage" means seventy-five percent (75%); provided that, so long as Brown Brothers Harriman & Co. shall be the Owner of the Bond, the Applicable Percentage may be adjusted by such owner (i) to offset any decrease in net interest income allocable to the Bond due to a change in the portion of its interest expense allocable to the Bond that is disallowed as a deduction under Section 165 of the Code, or (ii) to reflect changes in federal marginal tax rates which adversely affect the taxable equivalent yield of the Bond to such owner. The Applicable Percentage shall be determined as of the opening of business on each Interest Payment Date.

            "Authority" means the Connecticut Development Authority, a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut duly organized and existing under the laws of the State, and any body, board, authority, agency or other political subdivision or instrumentality of the State which shall hereafter succeed to the powers, duties and functions thereof.

            "Authorized Investments" means United States government obligations, United States agency obligations, commercial paper having the highest rating by a nationally recognized securities rating service, savings accounts with banks or savings and loan associations the accounts of which are federally insured, and bank acceptances which are eligible collateral for borrowing from Federal Reserve Banks, certificates of deposit of the Trustee (but only to the extent such certificates of deposit do not exceed 10% of the amounts held in all funds and accounts hereunder), tax-exempt bonds and tax-exempt notes rated in the highest rating category by a nationally recognized securities rating service, money market funds having assets of at least $150 million and rated in the highest rating category of a nationally recognized securities rating service, and investment agreements, including guaranteed investment contracts, acceptable to the Authority and, so long as the Original Purchaser is the owner of any Bonds Outstanding hereunder, the Original Purchaser.

            "Authorized Representative" means, in the case of the Authority, the Chairman or Vice-Chairman, Executive Vice President or any Senior Vice President or any Vice President thereof, in the case of the Borrower, the President or Vice President - Legal Affairs and Investor Relations thereof, and, when used with reference to the performance of any act, the discharge of any duty or the execution of any certificate or other document, any officer, employee or other person authorized to perform such act, discharge such duty or execute such certificate or other document, and, in the case of the Trustee, means any officer in the Trustee's Corporate Trust Administration Department.

            "Base Rate" means the rate determined from time to time by the Original Purchaser as its "base rate."

            "Bond" means any bond authenticated and delivered pursuant to this Indenture, including the $3,810,000 Industrial Development Bond (Sonics & Materials - 1997 Series) and any Additional Bonds.

            "Bondholder" or "holder" or "owner" or words of similar import, when used with reference to Bonds, shall mean any person who shall be the registered owner of any Outstanding Bond.

            "Borrower" means (i) Sonics & Materials, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns and (ii) any surviving, resulting or transferee corporation as provided in Section 6.1 of the Agreement.

            "Business Day" means any day on which banks located in the City of New York, New York, are not required or authorized to remain closed and on which the New York Stock Exchange, Inc. is not closed.

            "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            "Completion Date" means the date of completion of the Project as specified and established in accordance with Article IV of the Agreement.

            "Computation Period" shall mean each period from the date of issue through the date on which a determination of the Rebate Amount is made or required to be made pursuant to Section 5.3 of the Tax Regulatory Agreement.

            "Credit Agreement" means that certain credit agreement dated September 19, 1997, between the Borrower and the Original Purchaser, as amended from time to time.

            "Debt Service Fund" means the special trust fund so designated, established pursuant to Section 5.1 hereof.

            "Determination of Taxability" means (1) a ruling by the Internal Revenue Service, (2) the receipt by the owner of any Bonds from the Internal Revenue Service of a notice of assessment and demand for payment (provided the Borrower has been afforded the opportunity to participate at its own expense in all appeals and proceedings to which the owner of any Bonds is a party relating to such assessment and demand for payment) and the expiration of the appeal period provided therein if no appeal is taken or, if an appeal is taken by the owner of any Bonds as provided in Section 6.3 of the Agreement within the applicable appeal period which has the effect of staying the demand for payment, a final unappealable decision by a court of competent jurisdiction, or (3) the admission in writing by the Borrower, in any case to the effect that the interest on the Bonds is includable in the gross income for federal income tax purposes.

            "Earnings Fund" means the special trust fund, so designated, established pursuant to Section 5.1 hereof.

            "EBITDA" means, for any period, the sum of the amounts for such period of (A) Net Income, (B) provision for federal, state and local taxes based on income, (C) Interest Expense, and (D) charges for depreciation and amortization and other non-cash charges, all for the Borrower, and all determined in accordance with GAAP.

            "Federal Securities" means (i) any direct and general obligations of, or any obligations guaranteed by, the United States of America, including but not limited to interest obligations of the Resolution Funding Corporation or any successor thereto, (ii) any obligations of any state or political subdivision of a state (collectively "Municipal Bonds"), which Municipal Bonds are fully secured as to principal and interest by an irrevocable pledge of moneys or direct and general obligations of, or obligations guaranteed by, the United States of America, which moneys or obligations are segregated in trust and pledged for the benefit of the holders of the Municipal Bonds, and (iii) certificates of ownership of the principal or interest of direct and general obligations of, or obligations guaranteed by, the United States of America, which obligations are held in trust by a commercial bank which is a member of the Federal Reserve System.

            "Financing Documents" (1), when used with respect to the Borrower, means all documents and agreements executed and delivered by the Borrower as security for or in connection with the issuance of the Bonds, including the Agreement, the Tax Regulatory

Agreement, the Note, the Mortgage, the Security Agreement, and all other documents and agreements now or hereafter executed and delivered by the Borrower in connection with any of the foregoing, and (2) when used with respect to the Authority, means any of the foregoing documents and agreements to which the Authority is a direct party and the Assignment of Mortgage, the Assignment of Security Agreement. The Financing Documents do not include any documents or agreements to which the Borrower is not a direct party, including the Bonds or the Indenture.

            "Indenture" means this Indenture as from time to time amended or supplemented by Supplemental Indentures in accordance with Article X hereof.

            "Initial Bonds" means the $3,810,000 Industrial Revenue Bonds (Sonics & Materials - 1997 Series) authorized and issued pursuant to Section 2.3 hereof.

            "Interest Expense" means, for any period, the aggregate amount of interest accrued (whether or not paid) by the Company during such period.

            "Interest Payment Date" shall mean the first day of each month, commencing January 1, 1998 and continuing until the maturity date hereof.

            "Mortgage" means the Open-End Mortgage Deed, dated as of December 1, 1997, from the Borrower to the Authority (and assigned by the Authority to the Trustee) given to secure the payment by the Borrower of its obligations under the Loan Agreement and the Note.

            "Note" means the promissory note of the Borrower to the Authority, dated December 12, 1997, in the form attached as an Appendix to the Agreement, and any amendments or supplements made in conformity with the Agreement, the Mortgage, the Security Agreement and this Indenture.

            "Outstanding", when used with reference to a Bond or Bonds, as of any particular date, means all Bonds which have been authenticated and delivered hereunder, except:

            (1) Any Bonds cancelled by the Trustee because of payment or redemption prior to maturity or surrendered to the Trustee for cancellation;

            (2) any Bond (or portion of a Bond) which has been paid or redeemed or for the payment or redemption of which there has been separately set aside and held in the Redemption Account either:

                  (a) moneys in an amount sufficient to effect payment of the principal or applicable Redemption Price thereof, together with accrued interest on such Bond to the payment or redemption date, which payment or redemption date shall be specified in irrevocable instructions given to the Trustee to apply such moneys to such payment on the date so specified; or

                  (b) obligations of the kind described in subsection 12.1(B) hereof in such principal amounts, of such maturities, bearing such interest and otherwise having such terms and qualifications as shall be necessary to provide moneys in an amount sufficient without reinvestment to effect payment of the principal or applicable Redemption Price of such Bond, together with accrued interest on such Bond to the payment or redemption date, which payment or redemption date shall be specified in irrevocable instructions given to the Trustee to apply such obligations to such payment on the date so specified; or

                  (c) any combination of (a) and (b) above;

            (3) Bonds in exchange for or in lieu of which other Bonds shall have been authenticated and delivered under Article III hereof; and

            (4) any Bond deemed to have been paid as provided in subsection 12.1(B) hereof.

      "Original Purchaser" means Brown Brothers Harriman & Co., and its successors and assigns.

            "Paying Agent" means any paying agent for the Bonds appointed pursuant to subsection 9.1(B) hereof (and may include the Trustee), and its successor or successors and any other corporation which may at any time be substituted in its place in accordance herewith.

            "Principal and Interest Account" means the special trust account of the Debt Service Fund so designated, established pursuant to Section 5.3 hereof.

            "Project" means, collectively, the financing and refinancing with the proceeds of the Initial Bonds of (i) the acquisition of approximately 7.5 acres of land, (ii) renovations to an approximately 62,000 square foot building located on the land, and (iii) the acquisition and installation therein of machinery and equipment related thereto, all to be used for manufacturing purposes. Upon the issuance of Additional Bonds, "Project" shall also include the facilities constructed, improved or renovated with the proceeds of such Additional Bonds.

            "Project Costs" means all costs and expenses of the project for which the Trustee is permitted to make payment as provided in subsection 5.2(B) hereof.

            "Project Equipment" means all personal property, goods, leasehold improvements, machinery, equipment, furnishings, furniture, fixtures, tools and attachments, wherever located and whether now owned or hereafter acquired, used in the operation of the Project, and any accessions thereto, substitutions therefor and replacements thereof, including without limitation the Project Equipment described in the Description of Project Equipment included in the appendices to the Agreement and in the Security Agreement, as amended from time to time in accordance with the Agreement and with the Security Agreement and herewith.

            "Project Fund" means the special trust fund so designated, established pursuant to Section 5.2 hereof.

            "Project Realty" means the realty and other interests in the real property constituting the Premises (as such term is defined in the Mortgage), together with all replacements, improvements, extensions, substitutions, restorations and additions thereto which are made pursuant to the Agreement, including without limitation the Project Realty described in the Description of Project Realty included in the appendices to the Agreement.

            "Rebate Amount" shall mean, with respect to the Bonds, the amount computed as described in the Tax Regulatory Agreement.

            "Rebate Fund" means the special trust fund so designated, established pursuant to Section 5.1 hereof.

            "Record Date" means the fifteenth day of the month preceding the date on which interest is to be paid, except for a Special Record Date.

            "Redemption Account" means the special trust account of the Debt Service Fund so designated, established pursuant to Section 5.3 hereof.

            "Redemption Price" means, when used with respect to a Bond or a portion thereof, the principal amount of such Bond or portion plus the applicable premium, if any, payable upon redemption thereof pursuant to this Indenture.

            "Scheduled Payment" means the amount required by this Indenture or any Supplemental Indenture authorizing the issuance of Additional Bonds as payable on a single future date for the retirement of any Outstanding Bonds which are expressed to mature after such future date, but does not include any amounts payable by reason only of the maturity of a Bond.

            "Security Agreement" means the Security Agreement, dated as of December 1, 1997, from the Borrower to the Authority (and assigned by the Authority to the Trustee) given to secure the payment of the Note.

            "Special Record Date" means a day not more than twenty days prior to the date set for payment of Defaulted Interest, as provided in Section 2.3(E) hereof.

            "State" means the State of Connecticut.

            "Supplemental Indenture" means any indenture supplemental hereto or amendatory hereof, adopted by the Authority in accordance with Article X hereof.

            "Tax Incidence Date" means the date as of which interest on the Bonds becomes or became includable in the gross income of the recipient thereof for federal income tax purposes for any cause as determined by a Determination of Taxability.

            "Tax Regulatory Agreement" means the Tax Regulatory Agreement, dated as of the date of delivery of the Bonds, among the Authority, the Borrower and the Trustee, and any amendments and supplements thereto.

            "Term", when used with reference to the Agreement, means the term of the Agreement determined as provided in Article III thereof.

            "Trustee" means Brown Brothers Harriman Trust Company, New York, New York, and its successor or assigns hereafter appointed in the manner provided in this Indenture.

            Section 1.2. Interpretation. (A) In this Indenture:

            (1) The terms "hereby", "hereof", "hereto", "herein", "hereunder" and any similar terms, as used in this Indenture, refer to this Indenture, and the term "hereafter" means after, and the term "heretofore" means before, the date of execution of this Indenture.

            (2) Words of the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular number mean and include the plural number and vice versa.

            (3) Words importing persons include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

            (4) Any headings preceding the texts of the several Articles and Sections of this Indenture, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect.

            (5) All approvals, consents and acceptances required to be given or made by any person or party hereunder shall be at the sole discretion of the party whose approval, consent or acceptance is required.

            (6) This Indenture shall be governed by and construed in accordance with the applicable laws of the State.

            (B) Whenever the Authority is named or referred to, it shall be deemed to include its successors and assigns whether so expressed or not. All of the covenants, stipulations, obligations, and agreements by or on behalf of, and other provisions for the benefit of, the Authority contained in this Indenture shall bind and inure to the benefit of such successors and assigns and shall bind and inure to the benefit of any officer, board, commission, authority, agency or instrumentality to whom or to which there shall be transferred by or in accordance with law any right, power or duty of the Authority, or of its successors or assigns, the possession of which is necessary or appropriate in order to comply with any such covenants, stipulations, obligations, agreements or other provisions hereof.

            (C) Nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any person other than the Authority, the Trustee, the Borrower, the Paying Agents and the holders of the Bonds any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation thereof. All the covenants, stipulations, promises and agreements herein contained by and on behalf of the Authority shall be for the sole and exclusive benefit of the Authority, the Trustee, the Paying Agents, the Borrower and the holders of the Bonds.

            (D) If any one or more of the covenants or agreements provided herein on the part of the Authority, the Trustee or any Paying Agent to be performed should be contrary to law, then such covenant or covenants or agreement or agreements, shall be deemed separable from the remaining covenants and agreements hereof, and shall in no way affect the validity of the other provisions of this Indenture or of the Bonds.

                                   ARTICLE II

                   AUTHORIZATION, TERMS AND ISSUANCE OF BONDS

            Section 2.1. Authorization for Indenture. This Indenture is made and entered into by virtue of and pursuant to the provisions of the Act. The Authority has ascertained and hereby determines and declares that the execution and delivery of this Indenture is necessary to carry out the powers and duties expressly provided by the Act, that each and every act, matter, thing or course of conduct as to which provision is made herein is necessary or convenient in order to carry out and effectuate the purposes of the Authority in accordance with the Act and to carry out powers expressly given thereby, and that each and every covenant or agreement herein contained and made is necessary, useful or convenient in order to better secure the Bonds and necessary, useful or convenient to carry out and effectuate its corporate purposes under the Act.

            Section 2.2. Authorization and Obligation of Bonds. (A) Bonds of the Authority issued hereunder, each to be entitled Industrial Revenue Bonds (Sonics & Materials, Inc. - Series 1997), with the designation of the series inserted in the space provided, shall be subject to the terms, conditions and limitations established herein. No Bonds may be authenticated and delivered except in accordance with this Article.

            (B) All Bonds shall be entitled to the benefit of the continuing pledge and lien created by this Indenture to secure the full and final payment of the principal or Redemption Price, if any, thereof and the interest thereon and all other amounts due under the Financing Documents. The Bonds shall be special obligations of the Authority, payable solely out of the revenues or other receipts, funds or moneys pledged therefor pursuant to this Indenture and from any amounts otherwise available under this Indenture for the payment of the Bonds. Neither the State nor any municipality thereof shall be obligated to pay the principal or Redemption Price, if any, of or the interest on the Bonds and neither the faith and credit nor the taxing power of the State or any municipality thereof is pledged to pay such principal, Redemption Price or interest. The Bonds shall never constitute a debt or liability of the State or any municipality thereof or bonds issued or guaranteed by the State or any municipality thereof within the meaning of any constitutional or statutory limitation.

            Section 2.3. Issuance and Terms of the Initial Bonds. (A) There shall be issued under and secured by this Indenture a series of Initial Bonds to be designated Industrial Revenue Bonds (Sonics & Materials, Inc. Project - 1997 Series) in the principal amount of $3,810,000. The Initial Bonds shall be issuable in fully registered form without coupons, shall be dated as provided in
Section 3.1 hereof and shall be in the denominations as provided in Section 3.2 hereof.

            (B) The Initial Bond shall mature on December 1, 2017.

            The rate of interest on the Initial Bond shall be the Applicable Percentage of the Base Rate, determined as of the opening of business on each Interest Payment Date (or if such Interest Payment Date is not a Business Day, on the next succeeding Business Day), except that from and after any Determination of Taxability, the rate of interest on shall be the Taxable Rate.

            Interest on the Initial Bond, calculated on the basis of a 360-day year for the actual number of days elapsed, shall accrue daily in each Interest Period and shall be payable monthly in arrears on each Interest Payment Date to the Bondholder thereof, as shown on the registration books of the Borrower on the Business Day preceding such interest payment date (a "Record Date"). The interest due thereon shall be calculated by the Original Purchaser in accordance with the provisions herein described. Interest on shall be paid in such manner as the Borrower and the Bondholder shall agree.

Following any Determination of Taxability and prior to the redemption of the Initial Bonds, interest on the Initial Bonds shall be payable at the Taxable Rate (as defined in the Initial Bond).

            (C) The Initial Bond shall be numbered from one upward in consecutive numerical order. Initial Bond issued in exchange shall be numbered in such manner as the Trustee in its discretion shall determine.

            (D) Subject to the provisions of subsection F below, the principal or Redemption Price, if any, of and interest on the Initial Bond as they respectively become due shall be payable at the corporate trust office of the Trustee in New York, New York, or at the office designated for such payment of any successor Paying Agent. Interest shall be payable by check or draft mailed or, if requested by an owner of at least $1,000,000 aggregate principal amount of Bonds, by wire transfer, to the registered owners of the Bonds as shown on the registration books as of the close of business on the Record Date. Any request for payment of interest by wire transfer shall be delivered to the Trustee in writing not later than the Regular or Special Record Date in respect of such interest payment.

            (E) Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered owner on the relevant Record Date by virtue of having been such registered owner, and such Defaulted Interest shall be paid to the registered owner in whose name the Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such Special Record Date to be not more than twenty (20) nor less than ten (10) days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondholder, at such Bondholder's address as it appears on the registration books, not less than ten (10) days prior to such Special Record Date but not more than thirty (30) days prior to the date of proposed payment.

            (F) So long as the Original Purchaser shall be the owner of all of the Initial Bonds Outstanding, and notwithstanding any other provisions of this Indenture to the contrary, in accordance with the provisions of Section 3.4 of the Loan Agreement, all payments by the Borrower of the loan payments under the Loan Agreement attributable to the principal and Redemption Price of, and the interest on, the Initial Bonds, shall be paid directly by the Borrower to the Original Purchaser, and the Trustee shall have no responsibility with respect to, and shall not be deemed to have any knowledge of, any Event of Default as a result of any failure by the Borrower to make any payment described above directly to the Original Purchaser, unless and until the Trustee shall have received written notification from the Original Purchaser of such failure.

            Section 2.4. Redemption of Initial Bond. (A) Optional Redemption. The Bond may be redeemed at the election of the Authority at the written direction of the Borrower, in whole or in part (but if in part in the principal amount of $100,000 or integral multiples of $5,000 in excess thereof), on any Interest Payment Date, at a price equal to 100% of the principal amount thereof to be redeemed, together with accrued interest to the date of redemption (as defined in the Agreement). The Borrower shall provide the Bondholder with notice of the date of any optional redemption pursuant to this paragraph and the principal amount of the Bond to be redeemed by first-class mail, postage prepaid, sent at least fifteen (15) days before such redemption date to the Bondholder at the registered address of the Bondholder appearing on the registration books maintained pursuant to this Agreement as of the close of business on the Business Day prior to such mailing. On each such redemption date, payment of the redemption price having been made to the Bondholder as provided herein, the Bond or the portion thereof so called for redemption shall become due and payable on the redemption date and interest shall cease to accrue thereon from and after the redemption date.

            (B) Mandatory Scheduled Redemption. The Initial Bonds shall be redeemed in part by the Authority in equal monthly installments on each Interest Payment Date, commencing January 1, 1999, at a redemption price equal to 100% of the principal amount thereof, without premium; provided, however, that the Bondholder and the Borrower, with notice to the Authority, may agree to a different schedule of principal amortization, provided that (1) no such schedule shall provide for the deferral of the payment of any principal beyond the final maturity of the Bond, and (2) prior to the effectiveness of such schedule, there shall be delivered to the Bondholder an opinion of nationally recognized bond counsel to the effect that the adoption of such schedule will not cause interest on the Bond to no longer be excluded from gross income for Federal income tax purposes.

            (C) Mandatory Taxability Redemption. In the event of a Determination of Taxability, the Initial Bonds shall be redeemed at the time and in the manner and as provided in this Indenture, at the Redemption Price applicable at the first optional redemption date. If any Initial Bonds are paid at maturity, purchased by the Borrower or the Trustee or redeemed subsequent to the Tax Incidence Date without payment of an amount at least equal to the amounts that would have been received if such Bonds had been redeemed on the date of such retirement at the applicable Redemption Price set forth above, the holders of such Bonds at the time of maturity, purchase or redemption, upon establishing their then ownership thereof, shall be entitled to receive as an additional payment thereon an amount equal to the difference between the amounts actually received and the amounts that would have been received upon such retirement of such Bonds. In the case of any redemption pursuant to this subsection, the Authority or the Borrower shall deliver to the Trustee a certificate of an Authorized Representative specifying the event giving rise to such inclusion in the gross income of the recipient thereof and the dates which are the Tax Incidence Date and the date of the Determination of Taxability. Such certificate shall be delivered at least ten days before notice of redemption is required to be given.

            (D) Mandatory Redemption at Option of the Bondholder. All or any portion of the Initial Bonds shall be redeemed by the Issuer on or after the 5th anniversary of date of original issuance, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption, upon the written demand, in the form attached as an exhibit to the form of Bond, of the Bondholder, with a copy to the Authority. The Initial Bond, or any portion thereof, shall be redeemed, and the redemption of the Bond shall be paid to the holder of the Bond, on the date specified by the Bondholder. Notwithstanding the foregoing, if the Bondholder shall demand the redemption of the Initial Bond in whole pursuant to this paragraph, the Borrower shall have the right to purchase the Bond on any date after the date of the Bondholder's written demand and prior to the next Business Day preceding the date of the proposed redemption, at a purchase price equal to 100% of the principal amount of the Bond, together with accrued interest to the date of purchase.

            (E) Optional Public Purpose Redemption. If the Borrower fails to perform its obligations under Section 6.4 of the Agreement, the Initial Bonds shall be subject to redemption prior to maturity as a whole at the option of the Authority in accordance with Section 7.3 of the Agreement, at the Redemption Price of 100% of the principal amount thereof plus accrued interest to the redemption date.

            (F) Upon any redemption of Bonds there shall also be due and payable, concurrently with the payment of the Redemption Price, interest accrued on the Bonds and all other amounts then due under the Financing Documents.

            (G) Redemption of Initial Bonds permitted or required by this
Article II shall be made as follows, and the Trustee shall give the notice of redemption referred to in Section 6.3 hereof in respect of each such redemption:

            (1) Redemption shall be made pursuant to the general optional redemption provisions of Section 2.4(A) on any Interest Payment Date and in such principal amounts as the Borrower shall request in a written notice to the Trustee in accordance with Section 8.2 of the Agreement.

            (2) Redemption shall be made pursuant to the mandatory scheduled redemption provisions of Section 2.4(C) as and when required by this Section without the necessity of any request by, or notification from the Authority or from the Borrower, but subject to the provisions of Section
      5.3 hereof.

            (3) Redemption shall be made pursuant to the Tax Incidence Date redemption provisions of Section 2.4(D) at the earliest possible date following receipt of the payments made by the Borrower prescribed in
      Section 6.3 of the Agreement, without the necessity of any instructions or further act of the Authority or the Borrower.

            (4) Redemption shall be made pursuant to the Authority's right of optional public purpose redemption under Section 2.4(E) upon the default of the Borrower under Section 6.4 of the Agreement at such time as the Authority shall request in a written notice to the Trustee in accordance with Section 7.3 of the Agreement.

            (H) Any Additional Bonds shall be subject to redemption prior to maturity at such times and prices, in the manner and upon such terms and conditions, not inconsistent with this Indenture, as shall be specified in the Supplemental Indenture authorizing such Bonds.

            (I) Subject to the direct payment provisions of Section 2.3(F) above and Section 3.4 of the Loan Agreement, all payments of the redemption price of any of the Initial Bonds shall be made by the Trustee by wire transfer of immediately available funds to the bank account designated by the Original Purchaser in writing not less than two Business Days prior to the date of such payment (or in the absence of such designation by check mailed to the Original Purchaser at the address set forth in the Bond Register). Except in the event of the redemption of the Initial Bonds in their entirety, any such redemption shall be made without surrender of any of the Initial Bonds by the Original Purchaser for payment, provided that the Trustee's records of such payment shall be conclusive and binding on the Holder of the Initial Bonds, absent manifest error.

            Section 2.5. Execution and Authentication of Bonds. (A) After their authorization as provided in this Article, Bonds may be executed by or on behalf of the Authority and delivered to the Trustee for authentication. Each Bond shall be executed in the name of the Authority by the manual or facsimile signature of any one or more Authorized Representatives of the Authority.

            (B) In case any officer who shall have signed any of the Bonds shall cease to be such officer before the Bonds so signed shall have been authenticated and delivered by the Trustee, such Bonds may nevertheless be authenticated and delivered as herein provided as if the person who so signed such Bonds had not ceased to be such officer. Any Bond may be signed on behalf of the Authority by any person who, on the date of such act, shall hold the proper office, notwithstanding that at the date of such Bond such person may not have held such office.

            (C) The Bonds shall each bear thereon a certificate of authentication, in the form set forth in the recitals to this Indenture, executed manually by the Trustee. Only such Bonds as shall bear thereon such certificate of authentication shall be entitled to any right or benefit under this Indenture and no Bond shall be valid or obligatory for any purpose until such certificate of authentication shall have been duly executed by the Trustee. Such certificate of the Trustee upon any Bond executed on behalf of the Authority shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered under this Indenture and that the holder thereof is entitled to the benefits hereof.

            Section 2.6. Delivery of Bonds. The Initial Bonds and each series of Additional Bonds shall be executed in the form and manner set forth herein and shall be deposited with the Trustee and thereupon shall be authenticated by the Trustee. Upon payment to the Trustee of the proceeds of sale thereof, such Bonds shall be delivered by the Trustee to or upon the order of the purchasers thereof, but only upon receipt by the Trustee of:

            (1) A certified copy of the Authority's resolution authorizing the issuance of such Bonds and, in the case of the Initial Bonds, the execution and delivery of this Indenture and the Financing Documents;

            (2) Original executed counterparts of the Financing Documents other than the Note, and the originally executed Note and, in the case of Additional Bonds, the supplement to or modification or amendment of the Agreement, this Indenture and the Note entered into prior to such delivery and such other documents as the Trustee or the purchaser of such Additional Bonds may require;

            (3) A request and authorization to the Trustee on behalf of the Authority to authenticate and deliver such Bonds to the purchasers therein identified upon payment to the Trustee, for the account of the Authority, of a sum specified in such request and authorization, plus any accrued interest on such Bonds to the date of such delivery. The proceeds of such payment shall be paid over to the Trustee and deposited in the Debt Service Fund, and the Project Fund pursuant to Article IV hereof; and

            (4) A written opinion by an attorney or firm of attorneys of recognized national standing on the subject of municipal bonds, to the effect that the issuance of such Bonds has been duly authorized and that all conditions precedent to the delivery thereof have been fulfilled and, in the case of any series of Additional Bonds, to the effect that the issuance of such Additional Bonds will not impair the exemption from federal income taxation of any Bonds Outstanding on the date of issuance of such Additional Bonds.

            Section 2.7. Issuance of Additional Bonds. (A) The Authority may issue Additional Bonds hereunder from time to time on a parity with the Bonds then Outstanding for any of the purposes listed below:

            (1) To pay the cost of completing the Project based on the original general design and scope of the Project set forth in the original plans and specifications therefor, with such changes as may have become necessary to carry out such original design, or to reimburse the Borrower for any such costs;

            (2) To pay the cost of refunding through redemption of any Outstanding Bonds issued under this Indenture and subject to such redemption.

            (B) In any such event the Trustee shall, at the request of the Authority, authenticate the Additional Bonds and deliver them as specified in the request, but only upon receipt of:

            (1) A Supplemental Indenture: (a) setting forth the terms of the Additional Bonds; (b) providing for additional payments to be made by the Borrower hereunder sufficient to cover the debt service on the Additional Bonds; and (c) for Additional Bonds described in paragraph (A)(1) above, providing for a supplemental mortgage and security interest relating to any specified increase in other payments to the funds hereunder;

            (2) For Additional Bonds described in paragraph (A)(1) above, a certificate of the Architect stating (i) the estimated cost of completion of the Project and (ii) that all approvals required for completion of the Project have been obtained, other than approvals which, based on consultations with the Borrower, will be obtained in due course so as not to interrupt or delay construction of the Project and other than licenses or permits, if applicable, required for occupancy or operation of the Project upon its completion;

            (3) For any Additional Bonds, a certified resolution of the Authority (a) stating the purpose of the issue, (b) establishing the series of Bonds to be issued and providing the terms and form of Bonds thereof and directing the payments to be made into the funds hereunder,
      (c) authorizing the execution and delivery of the Additional Bonds to be issued and (d) authorizing redemption of any previously issued Bonds which are to be refunded;

            (4) For any Additional Bonds described in paragraph (A)(3) above,
      (a) a certificate of the Borrower that notice of redemption of the Bonds to be refunded has been given or that provisions have been made therefor, and (b) a certificate of an Independent Public Accountant stating that the proceeds of the Additional Bonds plus the other amounts, if any, stated to be available for the purpose, will be sufficient to accomplish the purpose of the refunding and to pay the cost of refunding, which shall be itemized in reasonable detail;

            (5) For any Additional Bonds, a certificate of the Borrower stating
      (a) that it has no knowledge that an Event of Default hereunder has occurred and is continuing (except, in the case of Additional Bonds described in paragraph (A)(1) above, for an Event of Default, if any, resulting from non-completion of the applicable Project) and (b) that the proceeds of the Additional Bonds plus other amounts, if any, stated to be available for that purpose will be sufficient to pay the costs for which the Additional Bonds are being issued, which shall be itemized in reasonable detail;

            (6) For any Additional Bonds, a certified resolution of the Borrower
      (a) approving the issuance of the Additional Bonds and the terms thereof,
      (b) authorizing the execution of any required amendments or supplements to this Indenture, (c) for Additional Bonds described in paragraphs (A)(1) or
      (2) above, approving plans and specifications for the Project, and (d) for Additional Bonds described in paragraph (A)(3) above, authorizing redemption of the Bonds to be refunded;

            (7) For any Additional Bonds, an opinion or opinions of bond counsel that (a) the purpose of the Additional Bonds is one for which Additional Bonds may be issued under this Section, (b) all conditions prescribed herein as precedent to the issuance of the Additional Bonds have been fulfilled, (c) the Additional Bonds have been validly authorized and executed and when authenticated and delivered pursuant to the request of the Authority will be valid, legally binding, limited obligations of the Authority, enforceable against the Authority in accordance with their terms (except to the extent that the rights and remedies created thereby are subject to bankruptcy, insolvency, reorganization, moratorium and similar laws effecting the rights and remedies of creditors and secured parties, and that the availability of specific enforcement, injunctive relief or other equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought) and are entitled to the benefit and security of this Indenture, (d) all consents of any regulatory bodies required as a condition to the valid issuance of the Additional Bonds have been obtained and (e) issuance of such Additional Bonds will not adversely affect the tax status of the interest on Outstanding Bonds; and

            (8) For any Additional Bonds, an opinion of counsel to the Borrower if the acquisition of any real property or interest therein is included in the purpose of such issue, that (a) the Borrower has good and marketable title thereto free of all liens and encumbrances except Permitted Encumbrances (provided that in lieu of such opinion, the Borrower may provide a policy of title insurance insuring the Borrower's interest is subject only to Permitted Encumbrances), (b) the Mortgage, as supplemented, constitutes a valid lien on such additional real property, subject only to Permitted Encumbrances (which opinion may be stated in reliance on the opinion of other counsel satisfactory to the signer or on a certificate of title or a title insurance policy issued by a reputable title company) and (c) for any Additional Bonds described in paragraphs
      (A)(1) or (2) above, all approvals of any regulatory bodies required as a condition to the acquisition or construction of the Project have been obtained except for such approvals as based on consultation with the Borrower, will be obtained in due course so as not to interrupt or delay construction.

            (9) So long as the Original Purchaser is the owner of any Bonds Outstanding, written consent of the Original Purchaser.

                                   ARTICLE III

                      GENERAL TERMS AND PROVISIONS OF BONDS

            Section 3.1. Date of Bonds. Each Initial Bond shall be dated and bear interest from December 12, 1997 or the date of original issuance thereof, and each Additional Bond shall be dated and bear interest from the date set forth in the Supplemental Indenture authorizing the issuance of such Additional Bonds, except in the case of Bonds delivered in any exchange or transfer hereunder on or subsequent to the first Interest Payment Date of the Bond for which it is exchanged or transferred, which shall be dated and bear interest from the Interest Payment Date next preceding the date of such delivery, unless, as shown by the records of the Trustee, interest on the Bond surrendered in exchange for such Bond shall be in default, in which case such Bond shall be dated as of the date to which interest has been paid in full on the Bond so surrendered, and such Bond shall bear interest from such date.

            Section 3.2. Form and Denominations. The Initial Bonds shall be issued in fully registered form, without coupons, in a single denomination equal to the entire principal amount thereof. Any Additional Bonds shall be issued in such form and denominations as shall be authorized in a Supplemental Indenture providing for the issuance thereof. Subject to the provisions of Section 3.3 hereof the Bonds shall be in substantially the form set forth in the recitals to this Indenture, with such variations, omissions and insertions as are permitted or required by this Indenture.

            Section 3.3. Legends. Each Bond shall contain on the face thereof a statement to the effect that neither the State nor any municipality thereof shall be obligated to pay the principal of the Bond or interest thereon and neither the faith and credit nor taxing power of the State or any municipality thereof is pledged to such payment. The Bonds may in addition contain or have endorsed thereon such provisions, specifications and descriptive words not inconsistent with the provisions of this Indenture as may be necessary or desirable to comply with custom or otherwise as may be determined by the Authority prior to the delivery thereof. Additional Bonds shall be lettered so as to distinguish each series.

            Section 3.4. Medium of Payment. The principal or Redemption Price, if any, of and interest on the Bonds shall be payable in any coin or currency of the United States of America which, on the respective dates of payment thereof, is legal tender for the payment of public and private debts. Such payment may be made as provided in Section 2.3 hereof.

            Section 3.5. Bond Details. Subject to the provisions hereof, the Bonds shall be dated, shall mature in such years and such amounts, shall bear interest at such rate or rates per annum, shall be subject to redemption on such terms and conditions and shall be payable as to principal or Redemption price, if any, and interest at such place or places as shall be specified, in the case of the Initial Bonds, in this Indenture and, in the case of a series of Additional Bonds, in the Supplemental Indenture or the resolution of the Authority authorizing the issuance of such Additional Bonds. All Initial Bonds, or Bonds of the same series of Additional Bonds, maturing in any particular year shall bear interest at the same rate or rates per annum.

            Section 3.6. Interchangeability, Transfer and Registry. (A) Each Bond shall be transferable only upon compliance with the restrictions on transfer set forth on such Bond and only upon the books of the Authority, which shall be kept for the purpose at the principal office of the Trustee, by the registered owner thereof in person or by his attorney duly authorized in writing, upon presentation thereof together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered owner or his duly authorized attorney. Upon the transfer of any Bond the Trustee shall prepare and issue in the name of the transferee one or more new Bonds of the same aggregate principal amount, series and maturity as the surrendered Bond.

            (B) Any Bond, upon surrender thereof at the corporate trust office of the Trustee in New York, New York with a written instrument of transfer satisfactory to the Trustee, duly executed by the registered owner or his attorney duly authorized in writing, may, at the option of the owner thereof, be exchanged for an equal aggregate principal amount of Bonds of the same series and maturity of any other authorized denominations.

            (C) The Authority, the Borrower, the Trustee and any Paying Agent may deem and treat the person in whose name any Bond shall be registered as the absolute owner of such Bond, whether such Bond shall be overdue or not, for the purpose of receiving payment of, or on account of, the principal and Redemption Price, if any, of and interest on such Bond and for all other purposes, and all payments made to any such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid, and neither the Authority, the Trustee nor any Paying Agent shall be affected by any notice to the contrary.

            Section 3.7. Bonds Mutilated, Destroyed, Stolen or Lost. In case any Bond shall become mutilated or be destroyed, stolen or lost, the Authority shall execute and thereupon the Trustee shall authenticate and deliver, a new Bond of like series, maturity and principal amount as the Bond so mutilated, destroyed, stolen or lost, in exchange and substitution for such mutilated Bond, upon surrender and cancellation of such mutilated Bond or in lieu of and substitution for the Bond destroyed, stolen or lost, upon filing with the Trustee of evidence satisfactory to the Authority and the Trustee that such Bond has been destroyed, stolen or lost and proof of ownership thereof, and upon furnishing the Authority and the Trustee with indemnity satisfactory to them and complying with such other reasonable requirements as the Authority and the Trustee may prescribe and paying such expenses as the Authority and the Trustee may incur. All Bonds so surrendered to the Trustee shall be cancelled by it. Any such new Bonds issued pursuant to this
Section in substitution for Bonds alleged to be destroyed, stolen or lost shall constitute original additional contractual obligations on the part of the Authority, whether or not the Bonds so alleged to be destroyed, stolen or lost be at any time enforceable by anyone, and shall be equally secured by and entitled to equal and proportionate benefits with all other Bonds issued hereunder in any moneys or securities held by the Authority, the Trustee or any Paying Agent for the benefit of the Bondholders.

            Section 3.8. Cancellation and Destruction of Bonds. All Bonds paid or redeemed, either at or before maturity, shall be delivered to the Trustee when such payment or redemption is made, and such Bonds together with all Bonds purchased by the Trustee, shall thereupon be promptly cancelled. Bonds so cancelled shall be cremated or otherwise destroyed by the Trustee, who shall execute a certificate of cremation or destruction in duplicate under signature of one of its authorized officers describing the Bonds so cremated or otherwise destroyed, and one executed certificate shall be filed with the Authority and the other executed certificate shall be retained by the Trustee.

            Section 3.9. Requirements With Respect To Transfers. In all cases in which the privilege of transferring Bonds is exercised, the Authority shall execute and the Trustee shall authenticate and deliver Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such transfer shall forthwith be cancelled by the Trustee. For every such transfer of Bonds, the Authority or the Trustee may, as a condition precedent to the privilege of making such transfer, make a charge sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such transfer and may charge a sum sufficient to pay the cost of preparing and delivering each new Bond issued upon such transfer, which sum or sums shall be paid by the person requesting such transfer. The Trustee shall not be required to transfer any Bond for which notice of redemption has been given.

            Section 3.10. Registrar. The Trustee shall also be Registrar for the Bonds, and shall maintain a register showing the names of all registered holders of Bonds, Bond numbers and amounts, and other information appropriate to the discharge of its duties hereunder. The Trustee shall make available to the Borrower for its inspection during normal business hours the registration books for the Bonds, as may be requested by the Borrower in connection with any purchase or tender offer by it with respect to the Bonds.

                                   ARTICLE IV

                          APPLICATION OF BOND PROCEEDS

            Section 4.1. Accrued Interest. Simultaneously with the delivery of any Bonds by the Trustee, the amount received as accrued interest thereon, if any, shall be deposited in the Principal and Interest Account of the Debt Service Fund.

            Section 4.2. Bond Proceeds and Premium. Proceeds of the sale and delivery of the Initial Bonds received on account of the sale thereof in the amount of $3,810,000 shall be deposited in the Project Fund. The proceeds of Additional Bonds shall be applied in accordance herewith and with the provisions of the Supplemental Indenture authorizing their issuance, which Supplemental Indenture may establish and create one or more additional funds and accounts relating to said Additional Bonds.

                                    ARTICLE V

                         CUSTODY AND INVESTMENT OF FUNDS

            Section 5.1. Creation of Funds and Accounts. (A) The Authority hereby establishes and creates the following special trust Funds and Accounts within such Funds:

            (1) Project Fund

            (2) Debt Service Fund

                  (a) Principal and Interest Account

                  (b) Redemption Account

            (3) Earnings Fund

            (4) Rebate Fund

            (B) All of the Funds and Accounts created hereunder shall be held by the Trustee, including one or more depositories in trust for the Trustee. All moneys and investments deposited with the Trustee shall be held in trust and applied only in accordance with this Indenture and shall be trust funds for the purposes of this Indenture.

            Section 5.2. Project Fund. (A) There shall be deposited in the Project Fund any and all amounts required to be deposited therein pursuant to
Section 4.2 and Section 5.6 hereof or otherwise required to be deposited therein pursuant to the Agreement or this Indenture.

            (B) Provided that no Event of Default shall have occurred and be continuing, the Trustee shall apply the amounts in the Project Fund, subject to the provisions of subsection (H) below, upon requisition submitted in accordance with subsection 5.2(C) hereof, to pay the costs of the Project and the issuance of the Bonds, including, but not limited to:

            (1) The costs of title insurance, surveys, legal fees and recording and other closing expenses;

            (2) Obligations incurred for labor and materials;

            (3) All costs of contract bonds and of insurance of all kinds that may be required or necessary during the course of construction of the Project;

            (4) All costs of engineering services, including the costs of test borings, surveys, estimates, plans and specifications and preliminary investigation therefor and for supervising construction, as well as for the performance of

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      all other duties required by or consequent upon the proper construction of, and alterations, additions and improvements to, the Project;

            (5) All expenses incurred in connection with the issuance, execution and sale of the Bonds, including compensation and expenses of the Trustee, legal, accounting and consulting expenses and fees, costs of printing and engraving, and recording and filing fees;

            (6) All costs which the Borrower shall be required to pay, under the terms of any contract or contracts, for the acquisition, construction, installation or equipping of the Project, including any amounts required to reimburse the Borrower for advances made for any of the above items or for any other costs incurred and for work done which are properly chargeable to the Project;

            (7) Interest due and payable on the Bonds from the date of issuance to the Completion Date of the Project; and

            (8) Any other costs and expenses relating to the Project or the issuance of Additional Bonds.

            (C) The Trustee is hereby authorized and directed to issue its checks or to effect wire transfers for each disbursement from the Project Fund (excepting any fees and expenses payable to the Trustee as to which no further authority is required) upon a requisition submitted to the Trustee and signed by an Authorized Representative of the Borrower and approved by the Original Purchaser. Such requisition shall state with respect to each payment to be made:
(1) the requisition number, (2) the name and address of the person, firm or corporation to whom payment is due, or to whom a reimbursable advance, if any, has been made, (3) the amount to be paid, (4) that each obligation mentioned therein has been properly incurred within the provisions of the Agreement, is a proper charge against the Project Fund, is unpaid or unreimbursed, and has not been the basis of any previous withdrawal, and (5) that the requisition and the use of proceeds set forth therein are consistent in all material respects with the Tax Regulatory Agreement and (6) unless the Trustee has received the certificate described in subsection 5.3(F)(2) hereof, 95% or more of the amount requisitioned is to be applied to costs (a) paid or incurred no more than 60 days prior to and cost paid or incurred after the adoption of the Authority's inducement and other resolutions for the Project, (b) for the acquisition, construction or reconstruction of land or property of a character subject to the allowance for depreciation provided in Section 167 of the Internal Revenue Code of 1986, as amended, and (c) which are chargeable to the capital account of the Project or would be so chargeable either with an election by the Borrower or but for the election of the Borrower to deduct the amount of the item.


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

            (D) In making any such payment from the Project Fund the Trustee may rely on such requisitions and proof delivered to it and the Trustee shall be relieved of all liability with respect to making such payments in accordance with the foregoing.

            (E) The Trustee shall hold in the Project Fund an amount equal to five percent (5%) of the net proceeds of the Bonds until the Trustee has received, with respect to the Bonds, a certified statement of Project Costs together with the Borrower's certificate accompanied by an accountant's report to the effect that Project Costs in an amount equal to 95% or more of the Proceeds of the Bonds (as defined in the Tax Regulatory Agreement) have been paid or incurred for the acquisition, construction or reconstruction of land or depreciable property under the Code and have been or could be capitalized by the Borrower for federal income tax purposes. Such documents may be delivered upon issuance of the Bonds and may anticipate the use of the final amounts to be requisitioned permitted by subsections 5.3(E) and (F) hereof. Upon the receipt of such documents, the Trustee shall apply the balance in the Project Fund (including any amounts deposited therein from the Earnings Fund calculated for the Computation Period ending with the completion of the Project) to or at the direction of the Borrower in accordance with such documents. The Borrower shall notify the Trustee of any inability to deliver such documents, and in that event the Trustee shall upon the receipt of such notification transfer the balance in the Project Fund to the Redemption Account.

            (F) The completion of the Project shall be evidenced by the filing with the Authority and the Trustee of a certificate of an Authorized Representative of the Borrower in accordance with Article IV of the Agreement, stating the date of such completion and the amount, if any, required in its opinion for the payment of any remaining part of the costs of the Project. Upon the filing of such certificate, the balance in the Project Fund in excess of the amount, if any, stated in such certificate, shall be applied by the Trustee in accordance with the written order of any Authorized Representative of the Borrower in one or more of the following ways:

            (1) Deposited in the Redemption Account of the Debt Service Fund; or

            (2) Used in any other manner which preserves the exemption of interest on the Bonds from Federal income taxation, provided there is delivered to the Trustee an opinion of counsel by an attorney or firm of attorneys of recognized national standing on the subject of municipal bonds to the effect that the use of such moneys is permitted by law and will not adversely affect the exemption from federal income taxation of interest on the Bonds. The Trustee may rely on such opinion in any disbursement of funds pursuant to this subsection 5.2(F)(2).


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

Thereafter, upon payment of all the costs and expenses incident to the Project, any balance in the Project Fund shall be deposited in the Redemption Account of the Debt Service Fund.

            (G) Promptly following June 30 in each year following the issuance of the applicable series of Bonds, until there is no balance remaining in the Project Fund, the Borrower shall deliver a report to the Authority setting forth the amount remaining in the Project Fund as of such date and a schedule of the securities in which such amounts are invested (which shall be based upon reports of the Trustee).

            (H) In the event the Borrower shall be required to or shall elect to cause the Bonds to be redeemed in full pursuant to Article VIII of the Agreement, the balance in the Project Fund which is not required to pay incurred Project Costs shall be deposited in the Redemption Account of the Debt Service Fund.

            (I) Notwithstanding anything herein to the contrary, upon and during the continuance of any Event of Default, the Trustee shall not make any disbursement of any amounts constituting proceeds of the Initial Bonds deposited in the Project Fund except with written consent of the owner of the Initial Bonds.

            Section 5.3. Debt Service Fund. (A) The Trustee shall establish two separate accounts within the Debt Service Fund to be respectively designated "Principal and Interest Account" and "Redemption Account".

            (B) The Trustee shall promptly deposit the following receipts in the Debt Service Fund:

            (1) Any amount required pursuant to Section 4.1 hereof to be deposited from the proceeds of the Bonds, which shall be credited to the Principal and Interest Account.

            (2) All amounts received by the Trustee pursuant to Section 3.1 of the Agreement, which shall be credited to the Principal and Interest Account, in the manner set forth in this Indenture and the Agreement, and applied together with amounts available in the Principal and Interest Account, to pay (i) the interest due on the Outstanding Bonds on the Interest Payment Date next succeeding such payment and (ii) the principal, if any, of the Outstanding Bonds due (otherwise than by call for redemption) on such interest payment date.

            (3) Excess or remaining amounts in the Project Fund required to be deposited in the Redemption Account of the Debt Service Fund pursuant to subsections 5.2(E) and 5.2(F) hereof, which shall be credited to the Redemption Account.

            (4) Any other amounts required to be paid to the Debt Service Fund for payment of principal and interest due on the Bonds, which shall be credited to the Principal and Interest Account.

            (5) Prepayments under the Agreement received by the Trustee pursuant to Article VIII thereof, which shall be credited to the Redemption Account.

            (6) All other receipts when and if required by the Financing Documents or any subsequent agreement or by this Indenture to be paid into the Debt Service Fund, which shall be credited to the Principal and Interest Account.

            (C) There shall be paid from the Principal and Interest Account to the respective Paying Agents on each Interest Payment Date for the Bonds the amounts required for the payment of the principal and interest due on the Bonds on such date. Such amounts shall be applied by the Paying Agents to the payment of principal and interest on the Bonds when due. All other amounts payable on the Bonds from the Principal and Interest Account shall be paid to the respective Paying Agents upon receipt, and shall promptly be paid by such Paying Agents to the Bondholders.

            (D) There shall be paid from the Principal and Interest Account to the Paying Agents on each Interest Payment Date for the Bonds in immediately available funds the amounts required for the payment of the Redemption Price.

            (E) Amounts in the Redemption Account shall be applied, as promptly as practicable, to the purchase of Bonds at prices not exceeding the Redemption Price thereof applicable on the next redemption date plus accrued interest and all other amounts then due under the Financing Documents in connection with such redemption. Such redemption date shall be the earliest date upon which Bonds are subject to redemption from such amounts. Any amount in the Redemption Account not so applied to the purchase of Bonds by forty-five days prior to the next date on which the Bonds are so redeemable shall be applied to the redemption of Bonds on such redemption date; provided that if such amount aggregates less than $10,000, it need not be then applied to such redemption. The Bonds to be purchased or redeemed shall be selected by the Trustee in the manner provided in
Section 6.2 hereof. Amounts in the Redemption Account to be applied to the redemption of Bonds shall be paid to the respective Paying Agents on or before the redemption date and applied by them on such redemption date to the payment of the Redemption Price of the Bonds being redeemed plus interest on such Bonds accrued to the redemption date and all other amounts then due under the Financing Documents in connection with such redemption.

            (F) The Authority shall receive a credit in respect of the Scheduled Payment for any Bonds which have been delivered by the Authority or the Borrower to the Trustee and for any Bonds which prior to such date have been purchased or redeemed and cancelled by the Trustee.

            (G) Any amounts remaining in the Debt Service Fund after payment in full of the Bonds, the fees, charges and expenses of the Trustee and any Paying Agent and all other amounts required to be paid hereunder or under the Financing Documents shall be paid to the Borrower upon the expiration or sooner termination of the Term of the Agreement.

            Section 5.4. Reserved.

            Section 5.5. Reserved.

            Section 5.6. Earnings Fund and Rebate Fund. (A) There shall be credited to the Earnings Fund all amounts required to be credited thereto from interest earnings or net gain on disposition of investments pursuant to this
Article V.

            (B) On the first Business Day following each Computation Period, the Trustee, upon written instructions of an Authorized Representative of the Borrower, shall withdraw from the Earnings Fund and deposit to the Rebate Fund an amount such that the amount held in the Rebate Fund after such deposit is equal to the Rebate Amount calculated as of the last day of the Computation Period. In the event of any deficiency, the balance required shall be provided by the Borrower pursuant to Section 3.11 of the Rebate Memorandum attached as an exhibit to the Tax Regulatory Agreement. Computations of the amounts on deposit in each Fund and of the Rebate Amount shall be furnished to the Trustee by the Borrower in accordance with Section 4.5 of the Rebate Memorandum attached as an exhibit to the Tax Regulatory Agreement.

            (C) Any amounts on deposit in the Earnings Fund following the transfers to the Rebate Fund required by this Section shall be deposited to the Project Fund prior to the Completion Date of the Project, and to the Debt Service Fund subsequent to the Completion Date.

            (D) The Trustee, upon receipt of written instructions from an Authorized Representative of the Borrower in accordance with Section 4.4 of the Rebate Memorandum attached as an exhibit to the Tax Regulatory Agreement, shall pay to the United States out of amounts in the Rebate Fund (1) not later than 30 days after the end of each five-year period following the date of issuance of the Bonds of each series, an amount such that, together with amounts previously paid, the total amount paid to the United States is equal to 90% of the Rebate Amount calculated as of the end of the most recent Computation Period, and (2) not later than 30 days after the date on which all of the Bonds of any series have been paid or redeemed, 100% of the Rebate Amount as of the end of the final Computation Period. Absent such instructions, the Trustee shall pay all amounts then in the Rebate Fund to the United States.

            Section 5.7. Investment of Funds and Accounts; Valuation. (A) Amounts in the Funds and Accounts held hereunder shall, if and to the extent then permitted by law, be invested in Authorized Investments. Investments authorized under this Section shall be made by the Trustee at the written request of an Authorized Representative of the Borrower, and may be made by the Trustee through its own bond department. Any investment hereunder shall be made in accordance with written instructions of the Borrower. Such investments shall mature in such amounts and at such times as may be necessary to provide funds when needed to make payments from such Funds or Accounts.

            (B) The income or interest earned and gains realized in excess of losses suffered by any Fund or Account held hereunder shall be credited to the Earnings Fund, except in the case of income or interest earned and gains realized in excess of losses suffered:

            (1) by the Rebate Fund, which shall be credited to the Rebate Fund; and

            (2) from investments in any fund or account in tax-exempt securities rated in the highest rating category by a nationally recognized rating agency and the interest on which is not subject to the alternative minimum tax, which shall be credited to the fund or account in question; and

            (3) from any Authorized Investments having a yield which is less than the yield on the Bonds, provided that, first, computations of such yields in accordance with the Tax Regulatory Agreement is shown in a certificate of the Borrower delivered to the Trustee stating that the requirements of this paragraph (3) are satisfied in accordance with the Tax Regulatory Agreement, which shall be credited to the Fund or Account in question; provided, however, that such amounts on deposit in the Debt Service Reserve Fund in excess of the Debt Service Reserve Fund Requirement shall be transferred to the Debt Service Fund.

            (C) The Funds and Accounts established hereunder shall be valued as of each Interest Payment Date on the basis of market value.

            Section 5.8. Non-presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, and funds sufficient to pay any such Bond shall have been made available to the Trustee for the benefit of the holder or holders thereof, all liability of the Authority to the holder thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to pay such funds to the person or persons entitled thereto in the case of a fully registered bond or if the person is not known to the Trustee, to hold such funds, without liability for interest thereon, for the benefit of the holder of such Bond, who shall thereafter be restricted exclusively to such funds, for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond. Subject to applicable escheat laws, funds remaining with the Trustee as above and unclaimed for six years shall be deposited in the Redemption Account or, in the event there are no longer any Bonds Outstanding, shall be paid to the Borrower.


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                                   ARTICLE VI

                               REDEMPTION OF BONDS

            Section 6.1. Privilege of Redemption and Redemption Price. Bonds or portions thereof subject to redemption prior to maturity shall be redeemable, upon mailed notice as provided in this Article, at the times, at the Redemption Prices and upon such terms in addition to and consistent with the terms contained in this Article as shall be specified in Sections 2.3 and 2.4 hereof and in such Bonds.

            Section 6.2. Selection of Bonds to be Redeemed. In the event of redemption of less than all the Outstanding Bonds of like series and maturity, the Trustee shall assign to each such Outstanding Bond a distinctive number for each $25,000 in principal amount thereof, and shall select by lot, using such method of selection as it shall deem proper in its discretion, from the numbers assigned to such Bonds as many numbers as, at $25,000 for each number, shall equal the principal amount of such Bonds to be redeemed. The Bonds to be redeemed shall be Bonds to which are assigned numbers so selected, but only so much of the principal amount of such Bond of a denomination of more than $25,000 shall be redeemed as shall equal $25,000 for each number assigned to it and so selected. For purposes of this Section, Bonds which have theretofore been selected by lot for redemption shall not be deemed Outstanding. Notwithstanding the foregoing, redemption of the Initial Bonds shall be effected in accordance with Section 2.4(I) hereof.

            Notwithstanding the foregoing, redemption of the Initial Bonds shall be effected on accordingly with Section 2.4(I) hereof.

            Section 6.3. Notice of Redemption. When redemption is required by this Indenture, the Trustee shall give notice of such redemption in the name of the Authority, specifying the subsection of Section 2.4 hereof under which the redemption is to be made, the series, maturities, numbers and amounts of the Bonds or portions thereof to be redeemed, the redemption date and the place or places where amounts due upon such redemption will be payable. Such notice shall further state that on such date there shall become due and payable upon each Bond or portion thereof to be redeemed the Redemption Price thereof together with interest accrued to the redemption date and all other amounts then due under the Financing Documents, and that from and after such date interest thereon shall cease to accrue and be payable. Notice of redemption shall be given by the Trustee in the name and on behalf of the Authority by mailing a copy of each such notice to the registered owner of each Bond by first-class mail postage prepaid, addressed to him at his last known address as it appears upon the bond register, not more than 60 nor less than 30 days prior to the date fixed for redemption. Such notice shall be effective when mailed and any failure to receive such notice shall not affect the validity of the proceedings for redemption. In the event of a postal strike, the Trustee shall give notice by other appropriate means selected by the Trustee in its discretion.

            Section 6.4. Payment of Redeemed Bonds. (A) Notice having been given in the manner provided in Section 6.3 hereof, the Bonds or portions thereof so called for redemption shall become due and payable on the redemption dates so designated at the Redemption Price, plus interest accrued to the redemption date and all other amounts then due under the Financing Documents. If, on the redemption date, moneys for the redemption of all the Bonds or portions thereof to be redeemed, together with interest to the redemption date, and all other amounts then due under the Financing Documents, shall be held by the Paying Agents so as to be available therefor on such date and if notice of redemption shall have been given as aforesuch, then, from and after the redemption date, interest on the Bonds or portions thereof so called for redemption shall cease to accrue and become payable. If such moneys shall not be so available on the redemption date, such Bonds or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

            (B) Payment of the Redemption Price together with interest and all other amounts then due to the Bondholder under the Financing Documents shall be made to or upon the order of the registered owner, only upon presentation of the Bond for cancellation or notation as provided in Section 6.5 hereof.

            Section 6.5. Cancellation of Redeemed Bonds. (A) All Bonds redeemed in full under the provisions of this Article shall forthwith be cancelled and destroyed by the Trustee and a certificate of destruction furnished to the Authority, and no Bonds shall be executed, authenticated, issued or delivered in exchange or substitution therefor or for or in respect of any paid portion of a fully registered Bond.

            (B) If there shall be drawn for redemption less than all of a Bond, the Authority shall execute and the Trustee shall authenticate and deliver, upon the surrender of such Bond, without charge to the owner thereof, for the unredeemed balance of the principal amount of the Bond so surrendered, Bonds of like series and maturity in any of the authorized denominations.


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                                   ARTICLE VII

                              PARTICULAR COVENANTS

            Section 7.1. No Pecuniary Liability on Authority or Officers. (A) No provision, covenant or agreement contained in this Indenture or in the Bonds or any obligations herein or therein imposed upon the Authority or the breach thereof, shall constitute or give rise to a charge upon its general credit, or impose upon the Authority a pecuniary liability except as set forth herein. In making the agreements, provisions and covenants set forth in this Indenture, the Authority has not obligated itself except with respect to the Project and the application of the revenues derived in connection therewith as hereinabove provided.

            (B) All covenants, stipulations, promises, agreements and obligations of the Authority contained herein shall be deemed to be covenants, stipulations, promises, agreements and obligations of the Authority and not of any member, officer, agent or employe thereof in his individual capacity. No recourse shall be had for the payment of the principal or Redemption Price, if any, of or interest on the Bonds, for the performance of any obligation hereunder, or for any claim based thereon or hereunder against any such member, officer, agent or employe or against any natural person executing the Bonds. No such member, officer, agent, employe or natural person is or shall become personally liable for any such payment, performance or other claim, and in no event shall any monetary or deficiency judgment be sought or secured against any such member, officer, agent, employe or other natural person.

            Section 7.2. Payment of Principal, Redemption Price, if any, and Interest. The Authority covenants that it will promptly pay, solely from the revenues or other moneys derived in connection with the Project or otherwise available hereunder, the principal or Redemption Price, if any, of and interest on every Bond issued under this Indenture, together with all other amounts due under the Financing Documents, at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof.

            Section 7.3. Performance of Covenants. The Authority covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining thereto. The Authority covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to execute this Indenture, to create, accept and assign the liens in the property described herein and created hereby, to grant the security interest herein provided, to assign the Financing Documents and to pledge the revenues and other amounts hereby pledged in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the holders and owners thereof are and will be valid and enforceable obligations according to their terms and the terms of this Indenture.

            Section 7.4. Further Assurances. The Authority and the Trustee each covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the other may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the property and rights assigned hereby and the amounts pledged hereby to the payment of the principal or Redemption Price, if any, of and interest on the Bonds and all other amounts due under the Financing Documents.

            Section 7.5. Inspection of Project Books. The Authority covenants and agrees that all books and documents in its possession relating to the Project and the revenues derived from the Project shall at all times be open to inspection by such accountants or other agents as the Trustee may from time to time designate.

            Section 7.6. List of Bondholders. To the extent that such information shall be known to the Authority under the terms of this Section, it will keep on file at the principal office of the Trustee a list of names and addresses of the last known holders of all Bonds and the Bonds believed to be held by each of such last known holders. Any Bondholder may request that his name and address be placed on such list by filing a written request with the Authority or with the Trustee. Neither the Authority nor the Trustee shall be under any responsibility with regard to the accuracy of such list. At reasonable times and under reasonable regulations established by the Trustee, such list may be inspected and copied by the Borrower or by the owner of any Bond.

            Section 7.7. Rights under Financing Documents. The Financing Documents, originals or duly executed counterparts of which have been filed with the Trustee, set forth the covenants and obligations of the Authority and the Borrower, including provisions that subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof the Financing Documents may not be effectively amended, changed, modified, altered or terminated without the written consents provided for therein, and reference is hereby made to the same for a detailed statement of the covenants and obligations of the Borrower thereunder. The Trustee agrees, subject to the provisions of Article IX hereof, to enforce all covenants and obligations of the Borrower under the Financing Documents and it is agreed that the Trustee may and is hereby granted the right to enforce all rights of the Authority and all obligations of the Borrower under and pursuant to the Financing

Documents. Nothing in this Section shall permit any reduction in the payments required to be made by the Borrower under or pursuant to the Financing Documents or any alteration in the terms of payment thereof. All covenants and agreements on the part of the Authority shall be for the benefit of the holders from time to time of the Bonds and may be enforced in the manner provided by Article VIII hereof on behalf of such holders by the Trustee.

            Section 7.8. Creation of Liens, Indebtedness. The Authority shall not create or suffer to be created any lien or t charge upon or pledge of the revenues and other income from or in connection with the Project, except the lien, charge and pledge created by this Indenture and the Bonds. The Authority shall not incur any indebtedness or issue any evidence of indebtedness, other than the Bonds herein authorized, secured by a lien on or pledge of such revenues and income.

            Section 7.9. Recording and Filing. The Authority covenants that it will cause the Financing Documents, this Indenture and all supplements thereto and hereto, as well as such other security agreements, financing statements, and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the holders and owners of the Bonds and the rights of the Trustee hereunder.


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

                                  ARTICLE VIII

                             REMEDIES OF BONDHOLDERS

            Section 8.1. Events of Default; Acceleration of Due Dates. (A) Each of the following events is hereby defined as and shall constitute an "event of default":

            (1) Failure to duly and punctually pay (a) the interest, (b) any installment of the principal or Redemption Price of any Bond, whether at the stated maturity thereof or upon proceedings for redemption thereof, or
      (c) any other amount due under the Financing Documents.

            (2) Failure to perform or observe any other of the covenants, agreements or conditions on the part of the Authority in this Indenture or in the Bonds contained and not otherwise a default hereunder and the continuance thereof for a period of thirty days after written notice given by the Trustee or by the holders of not less than 25% of the principal amount of Bonds then Outstanding.

            (3) The occurrence of an event of default under any of the Financing Documents.

            (B) Upon the happening and continuance of any event of default specified in subsection 8.1(A) hereof, unless the principal of all the Bonds shall have already become due and payable, either the Trustee (by notice in writing to the Authority) or the holders of not less than 25% in principal amount of the Bonds Outstanding (by notice in writing to the Authority and the Trustee) may declare the principal or Redemption Price, if any, of all the Bonds then Outstanding, and the interest accrued thereon, to be due and payable immediately, and upon such declaration the same shall become and be immediately due and payable, anything in this Indenture or in any of the Bonds contained to the contrary notwithstanding.

            (C) The right of the Trustee or of the holders of not less than 25% in principal amount of the Bonds to make any declaration authorized under subsection 8.1(B) hereof with respect to any failure under subsection 8.1(A)(1) hereof, however, is subject to the condition that if, at any time before such declaration, all overdue installments of interest upon the Bonds and the principal of all Bonds which shall have matured by their terms, together with the reasonable and proper charges, expenses and liabilities of the Trustee, shall either be paid by or for account of the Authority or provision satisfactory to the Trustee shall be made for such payment, then in every such case any such default and its consequences shall ipso facto be deemed to be annulled, but no such annulment shall extend to or affect any subsequent default or impair or exhaust any right or power consequent thereon.

            Section 8.2. Foreclosure and Enforcement of Remedies. (A) Upon the happening and continuance, of any event of default, then and in every case the Trustee may proceed, and upon the written request of the holders of not less than 25% in the principal amount of the Bonds Outstanding shall proceed, to protect and enforce its rights and the rights of the Bondholders under the Act, the Bonds, the Financing Documents and this Indenture, and under any agreement executed in connection with the foregoing, forthwith by such suits, actions or special proceedings in equity or at law, or by proceedings in the office of any board or officer having jurisdiction, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted therein or in the Act or for the enforcement of any legal or equitable rights or remedies as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce such rights or to perform any of its duties under this Indenture.

            (B) In the enforcement of any right or remedy under this Indenture or under the Act, the Trustee shall be entitled to sue for, enforce payment on and receive any or all amounts then or during any default becoming, and any time remaining, due from the Authority for principal, Redemption Price, interest or otherwise under any of the provisions of the Financing Documents, this Indenture or of the Bonds, and unpaid, with interest on overdue payments at the applicable rate or rates of interest specified in the Bonds, together with any and all costs and expenses of collection and of all proceedings under the Financing Documents, this Indenture and under the Bonds, without prejudice to any other right or remedy of the Trustee or of the Bondholders, and to recover and enforce any judgment or decree against the Authority, but solely as provided in the Financing Documents, this Indenture and in the Bonds, for any portion of such amounts remaining unpaid, with interest, costs, and expenses, and to collect in any manner provided by law, the moneys adjudged or decreed to be payable.

            (C) Regardless of the happening of an event of default, the Trustee, if requested in writing by the holders of not less than 25% in principal amount of the Bonds then Outstanding and furnished with reasonable security and indemnity, shall institute and maintain such suits and proceedings as it may be advised shall be necessary or expedient to prevent any impairment of the security under this Indenture by any acts which may be unlawful or in violation of the Indenture or of any resolution authorizing Bonds, and such suits and proceedings as the Trustee may be advised shall be necessary or expedient to preserve or protect its interests and the interests of the Bondholders; but no such request shall be otherwise than in accordance with the provisions of law and of the Indenture or be unduly prejudicial to the interests of the holders of Bonds not making such request.

            Section 8.3. Application of Revenues and Other Moneys After Default.
(A) All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses liabilities and advances incurred or made by the Trustee, shall be deposited in the applicable account of the Debt Service Fund and all moneys so deposited in such Fund and available for payment of the Bonds shall be applied as follows:

            (1) Unless the principal of all of the Bonds shall have become or have been declared due and payable:

            FIRST To the payment of all amounts due under the Financing Documents, exclusive of unpaid principal and interest on the Note;

            SECOND To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference; and

            THIRD To the payment to the persons entitled thereto of the unpaid principal or Redemption Price, if any, of any of the Bonds or principal installments which shall have become due (other than Bonds called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in inverse order of maturity, from the respective dates upon which they become due and, if the amount available shall not be sufficient to pay in full Bonds or principal installments due on any particular date, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or preference.

            (2) If the principal of all the Bonds shall have become or have been declared due and payable, to the payment of the principal and interest (at the rate or rates expressed thereon) then due and unpaid upon the Bonds without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference.

            (B) Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date upon which such application shall be made. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the holder of any Bonds until such Bonds shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

            (C) Whenever all Bonds and interest thereon and all other amounts due under the Financing Documents have been paid under the provisions of this Section and all fees, expenses and charges of the Trustee and Paying Agents have been paid, any balance remaining in the Debt Service Fund shall be paid to or upon the order of the Borrower.

            Section 8.4. Actions by Trustee. All rights of action under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceedings instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds, and any recovery of judgment, subject to the provisions of Section 8.3 hereof, shall be for the benefit of the holders of the Outstanding Bonds.

            Section 8.5. Majority Bondholders Control Proceedings. The holders of a majority in aggregate principal amount of Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of the Indenture, or for any other proceedings hereunder; but such direction shall not be otherwise than in accordance with the provisions of law and of the Indenture.

            Section 8.6. Individual Bondholder Action Restricted. (A) No holder of the Bonds shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of any provision of this Indenture or the execution of any trust under this Indenture or for any remedy under this Indenture, unless such holder shall have previously given to the Trustee written notice of the happening of an event of default, as provided in this Article, and the holders of at least 25% in principal amount of the Bonds then Outstanding shall have filed a written request with the Trustee, and shall have offered it reasonable opportunity, either to exercise the powers granted in this Indenture or by the Act or by the laws of the State or to institute such action, suit or proceeding in its own name, and unless such holders shall have offered to the Trustee adequate security and indemnity against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall have refused to comply with such request for a period of sixty days after receipt by it of such notice, request and offer of indemnity, it being understood and intended that no holder of any Bond shall have any right in any manner whatever by his or their action to affect, disturb or prejudice the pledge created by the Indenture, or to enforce any right under the Indenture, except in the manner therein provided; and that all proceedings at law or in equity to enforce any provision of the Indenture shall be instituted, had and maintained in the manner provided in the Indenture and for the equal benefit of all holders of the Outstanding Bonds.

            (B) Nothing herein or in the Bonds contained shall affect or impair the right of any Bondholder to payment of the principal or Redemption Price, if any, of and interest on any Bond or other amounts due under the Financing Documents at and after the maturity thereof, or the obligation of the Authority to pay the principal or Redemption Price, if applicable, of and interest on each of the Bonds or other amounts due under the Financing Documents to the respective holders thereof at the time, place, from the source and in the manner herein and in such Bonds expressed.

            Section 8.7. Effect of Discontinuance of Proceedings. In case any proceeding taken by the Trustee on account of any event of default shall have been dismissed, discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Authority, the Trustee, and the Bondholders shall be restored, respectively, to their former positions and rights hereunder, and all rights, remedies, powers and duties of the Trustee shall continue as though no such proceedings had been taken.

            Section 8.8. Remedies Not Exclusive. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or to the holders of the Bonds is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

            Section 8.9. Delay or Omission Upon Default. No delay or omission of the Trustee or of the holder of any Bond to exercise any right or power arising upon any event of default shall impair any right or power or shall be construed to be a waiver of any such default or any acquiescence therein; and every power and remedy given by this Article to the Trustee and the holder of any Bond, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Bondholders.

            Section 8.10. Notice of Default. The Trustee shall promptly mail to each Bondholder written notice of the occurrence of any event of default of which it has actual knowledge. The Trustee shall not, however, be subject to any liability to any

Bondholder by reason of its failure to mail any notice required by this Section. The Trustee shall not be deemed to have actual knowledge of any event of default (other than a default specified in subsections 8.1(A)(l)(a) or (b)) unless it shall be notified in writing thereof by the Borrower, the Authority, or the holders of 25% in aggregate principal amount of the Bonds Outstanding.

            Section 8.11. Waivers of Default. The Trustee shall waive any event of default hereunder and its consequences upon the written request of the holders of one-half in aggregate principal amount of each series of the Bonds then Outstanding; except that there shall not be waived without the consent of the holders of all the Bonds Outstanding (a) any default in the payment of the principal or Redemption Price of any Outstanding Bonds at the date of maturity specified therein or (b) any default in the payment when due of the interest on any such Bonds unless, prior to such waiver, all arrears of interest, with interest (to the extent permitted by law) at the rate borne by the Bonds on overdue installments of interest in respect of which such default shall have occurred or all arrears of payments of principal when due, as the case may be, and all expenses of the Trustee in connection with such default shall have been paid or provided for, and in case of any such waiver, or in case any proceeding taken by the Trustee on account of any such default shall have been dismissed, discontinued or abandoned or determined adversely, then and in every such case the Authority, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder respectively, but no such waiver, dismissal, discontinuance, abandonment or determination shall extend to any subsequent or other default, or impair any right consequent thereon.

                                   ARTICLE IX

                            TRUSTEE AND PAYING AGENTS

            Section 9.1. Appointment and Acceptance of Duties. (A) Brown Brothers Harriman Trust Company, New York, New York, is hereby appointed as Trustee. The Trustee shall signify its acceptances of the duties and obligations of the Trustee by executing this Indenture. All provisions of this Article shall be construed as extending to and including all the rights, duties and obligations imposed upon the Trustee under the Agreement as fully for all intents and purposes as if this Article were contained in the Agreement.

            (B) The Trustee is hereby appointed as Paying Agent for the Bonds. The Authority may also from time to time appoint one or more other Paying Agents in the manner and subject to the conditions set forth in Section 9.10 hereof for the appointment of a successor Paying Agent. Each Paying Agent shall signify its acceptance of the duties and obligations imposed upon it by this Indenture by executing and delivering to the Authority and to the Trustee a written acceptance thereof. The principal offices of the Paying Agents are designated as the respective offices or agencies of the Authority for the payment of the principal or Redemption Price of and the interest on the Bonds.

            Section 9.2. Indemnity. The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance in or in any way defend any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder, until it shall be indemnified to its satisfaction against any and all reasonable costs and expenses, outlays, and counsel fees and other disbursements, and against all liability not due to its wilful misconduct, gross negligence or bad faith.

            Section 9.3. Responsibilities of Trustee. (A) The Trustee shall have no responsibility in respect of the validity or sufficiency of this Indenture or the security provided hereunder or the due execution hereof by the Authority, or in respect of the title or the value of the Project, or in respect of the validity of any Bonds authenticated and delivered by the Trustee in accordance with this Indenture or to see to the recording or filing (but not refiling) of the Indenture or any financing statement or any other document or instrument whatsoever. The recitals, statements and representations contained herein and in the Bonds shall be taken and construed as made by and on the part of the Authority and not by the Trustee, and it does not assume any responsibility for the correctness of the same; except that the Trustee shall be responsible for its representation contained in its certificate on the Bonds.

            (B) The Trustee shall not be liable or responsible because of the failure of the Authority to perform any act required of it by the Indenture or the Financing Documents or because of the loss of any moneys arising through the insolvency or the act or default or omission of any depositary other than itself in which such moneys shall have been deposited. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other moneys deposited with it and paid out, invested, withdrawn or transferred in accordance herewith or for any loss resulting from any such investment or for any interest thereon. The Trustee shall not be liable in connection with the performance of its duties hereunder except for its own willful misconduct, gross negligence or bad faith. The immunities and exemptions from liability of the Trustee shall extend to its directors, officers, employees and agents.

            (C) The Trustee, prior to the occurrence of an event of default (as defined in Section 8.1 hereof), undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an event of default has occurred the Trustee shall exercise such of the rights and powers vested in it hereby and use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

            (D) The Trustee shall not be liable or responsible for the failure of the Borrower to effect or maintain insurance on the Project as provided in the Financing Documents nor shall it be responsible for any loss by reason of want or insufficiency in insurance or by reason of the failure of any insurer in which the insurance is carried to pay the full amount of any loss against which it may have insured the Authority, the Borrower, the Trustee or any other person.

            (E) The Trustee shall not be responsible for compliance by the Borrower with the covenants under Sections 6.12, 6.13, 6.14 and 6.15 of the Loan Agreement, inclusive, except that the Trustee shall be responsible for determining whether any certificate or report required by any such Section to be delivered to the Trustee has been received in the prescribed form.

            Section 9.4. Compensation. The Trustee and Paying Agents shall be entitled to receive and collect from the Borrower as provided in the Financing Documents payment [reasonable fees for services rendered hereunder and] for all advances, counsel fees and other expenses reasonably made or incurred by the Trustee or Paying Agents in connection therewith.

            Section 9.5. Evidence on Which Trustee May Act. (A) In case at any time it shall be necessary or desirable for the Trustee to make any investigation concerning any fact preparatory to taking or not taking any action, or doing or not doing anything, as such Trustee, and in any case in which this Indenture or the Financing

Documents provides for permitting or taking any action, it may rely upon any certificate required or permitted to be filed with it under the provisions hereof or of the Financing Documents, and any such certificate shall be evidence of such fact or protect it in any action that it may or may not take, or in respect of anything it may or may not do, in good faith, by reason of the supposed existence of such fact.

            (B) The Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith, reasonably and in accordance with the terms of this Indenture or the Financing Documents, upon any resolution, order, notice, request, consent, waiver, certificate, statement, affidavit, requisition, bond or other paper or document which it shall in good faith reasonably believe to be genuine and to have been adopted or signed by the proper board or person, or to have been prepared and furnished pursuant to any of the provisions of this Indenture or the Financing Documents, or upon the written opinion of any attorney (who may be an attorney for the Authority or the Borrower), engineer, appraiser, or accountant believed by the Trustee to be qualified in relation to the subject matter.

            Section 9.6. Evidence of Signatures of Bondholders and Ownership of Bonds. (A) Any request, consent, revocation of consent or other instrument which this Indenture may require or permit to be signed and executed by the Bondholders may be in one or more instruments of similar tenor, and shall be signed or executed by such Bondholders in person or by their attorneys appointed in writing. Proof of (i) the execution of any such instrument, or of any instrument appointing any such attorney, or (ii) the holding by any person of the Bonds shall be sufficient for any purpose of this Indenture (except as otherwise herein expressly provided) if made in the following manner, or in any other manner satisfactory to the Trustee, which may nevertheless in its discretion require further or other proof in cases where it deems the same desirable:

            (1) The fact and date of the execution by any Bondholder or his attorney of such instruments may be proved by a guarantee of the signature thereon by an officer of a bank or trust company or by the certificate of any notary public or other officer authorized to take acknowledgements of deeds, that the person signing such request or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution, duly sworn to before such notary public or other officer. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation, association or partnership, such signature guarantee, certificate or affidavit shall be accompanied by sufficient proof of his authority.

            (2) The ownership of registered Bonds and the amount, numbers and other identification, and date of holding the same shall be proved by the registry books.

            (B) Except as otherwise provided in Section 10.3 hereof with respect to revocation of a consent, any request or consent by the holder of any Bond shall bind all future holders of such Bond in respect of anything done or suffered to be done by the Authority or the Trustee or any Paying Agent in accordance therewith.

            Section 9.7. Trustee and Paying Agents May Deal in Bonds and With Borrower. Any national banking association, bank or trust company acting as a Trustee, or Paying Agent, and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Bondholder may be entitled to take and may otherwise deal with the Borrower with like effect as if such association, bank or trust company were not such Trustee or Paying Agent.

            Section 9.8. Resignation or Removal of Trustee. (A) The Trustee may resign and thereby become discharged from the trusts created under this Indenture by notice in writing to be given to the Authority and by notice mailed, postage prepaid to the Bondholders not less than sixty days before such resignation is to take effect, but such resignation shall take effect immediately upon the appointment of a successor Trustee, pursuant to Section 9.9 hereof, if such successor Trustee shall be appointed before the time specified by such notice and shall accept such trust.

            (B) The Trustee may be removed at any time by an instrument or concurrent instruments in writing, filed with the Trustee and signed by the holders of not less than a majority in principal amount of the Bonds then Outstanding or their attorneys-in-fact duly authorized. The Trustee shall promptly give notice of such filing to the Authority.

            Section 9.9. Successor Trustee. (A) If at any time the Trustee shall resign, or shall be removed, be dissolved or otherwise become incapable of acting or shall be adjudged a bankrupt or insolvent, or if a receiver, liquidator or conservator thereof, or of its property, shall be appointed, or if any public officer shall take charge or control of the Trustee or of its property or affairs, the position of Trustee shall thereupon become vacant. If the position of Trustee shall become vacant for any of the foregoing reasons or for any other reason, the Authority shall appoint a successor Trustee to fill such vacancy provided that if the Authority fails to make such appointment, a successor Trustee may be appointed by a majority of the holders of Outstanding Bonds. Within twenty days after such appointment, the Authority shall cause notice of such appointment to be mailed, postage prepaid, to all Bondholders.

            (B) At any time within one year after such vacancy shall have occurred, the holders of a majority in principal amount of the Bonds then Outstanding, by an instrument or concurrent instruments in writing, signed by such Bondholders or their attorneys-in-fact thereunto duly authorized and filed with the Authority, may appoint a successor Trustee, which shall, immediately and without further act, supersede any Trustee theretofore appointed. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Section, the holder of any Bond then Outstanding or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

            (C) Any Trustee appointed under this Section shall be a national banking association or a bank or trust company duly organized under the laws of the State or under the laws of any state of the United States authorized to exercise corporate trust powers. At the time of its appointment, any successor Trustee shall have a capital stock and surplus aggregating not less than $10,000,000 (provided, however, that so long as the Original Purchaser is the owner of all of the Bonds outstanding hereunder such requirement may be waived by the Original Purchaser in its sole discretion).

            (D) Every successor Trustee shall execute, acknowledge and deliver to its predecessor, and also to the Authority, an instrument in writing accepting such appointment, and thereupon such successor Trustee, without any further act, deed, or conveyance, shall become fully vested with all moneys, estates, properties, rights, immunities, powers and trusts, and subject to all the duties and obligations of its predecessor, with like effect as if originally named as such Trustee; but such predecessor shall, nevertheless, on the written request of its successor or of the Authority, and upon payment of the compensation, expenses, charges and other disbursements of such predecessor which are due and payable pursuant to Section 9.4 hereof, execute and deliver an instrument transferring to such successor Trustee all the estate, properties, rights, immunities, powers and trusts of such predecessor (except for such predecessor's rights to be indemnified). Every predecessor Trustee shall also deliver all property and moneys held by it under the Indenture to its successor. Should any instrument in writing from the Authority be required by any successor Trustee for more fully and certainly vesting in such Trustee, the estate, properties, rights, immunities, powers and trusts vested or intended to be vested in the predecessor Trustee any such instrument in writing shall, on request, be executed, acknowledged and delivered by the Authority. Any successor Trustee shall promptly notify the Paying Agents of its appointment as Trustee.

            (E) Any company into which the Trustee may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company shall be a national banking association or a bank or trust company duly organized under the laws of any state of the United States, and shall be authorized by law to perform all the duties imposed upon it by the Indenture, shall be the successor to such Trustee without the execution or filing of any paper or the performance of any further act.

            (F) Any Trustee which becomes incapable of acting as Trustee shall pay over, assign and deliver to its successor any moneys, funds or investments held by it and shall render an accounting to the Authority.

            Section 9.10. Resignation or Removal of Paying Agent; Successors.
(A) Any Paying Agent may at any time resign and be discharged of the duties and obligations created by the Indenture by giving at least sixty days' written notice to the Authority and the Trustee. Any successor Paying Agent shall be appointed by the Authority, with the approval of the Trustee, and shall be a bank or trust company duly organized under the laws of any state of the United States or a national banking association, having a capital stock and surplus aggregating at least $5,000,000 (provided that, so long as the Original Purchaser is the owner of all of the Bonds Outstanding hereunder such requirement may be waived by the Original Purchaser in its sole discretion), and willing and able to accept the office on reasonable and customary terms and authorized by law to perform all the duties imposed upon it by this Indenture.

            (B) In the event of the resignation or removal of any Paying Agent, such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee. In the event that for any reason there shall be a vacancy in the office of any Paying Agent, the Trustee shall act as such Paying Agent.

            Section 9.11. Project Equipment Description. (A) The Trustee shall maintain a list of the property constituting the Project Equipment in the form of the descriptions furnished by the Borrower pursuant to the Agreement.

            (B) The description of each listed item of collateral constituting the Project Equipment contained in an Appendix to the Agreement shall be in a form sufficient for the creation and perfection of a security interest therein under the Uniform Commercial Code of the State pursuant to the Security Agreement, and the Borrower shall file or cause the filing of all UCC-1 financing statements in all places necessary to perfect the security interest of the Trustee therein. Such list, as from time to time amended in accordance with this Indenture and the Agreement, shall be maintained by the Trustee at its principal office available for reasonable inspection during normal business hours by interested persons.

            Section 9.12. Continuation Statements. The Trustee shall cause all continuation statements necessary to preserve and protect the security interest of the Trustee in the Project Equipment pursuant to the Security Agreement as assignee of the Authority's rights as secured party thereunder and of the Trustee in the collateral pledged by the Authority in the granting clauses hereof to be filed in the applicable State and local offices so as to continue the effectiveness of the financing statements furnished by the Borrower to the Trustee pursuant to the Uniform Commercial Code of the State.

            Section 9.13. Obligation to Report Defaults. The Trustee shall give the Authority an annual report as to whether or not it has become aware of any failure of any party to the Agreement or to the Indenture to comply with the provisions thereof and, if so, shall specify the details thereof. Subject to the same limitations, set forth in the last sentence of Section 8.10, upon becoming aware of any condition or event which constitutes, or with the giving of notice or the passage of time would constitute, an event of default under the Financing Documents or this Indenture, the Trustee shall deliver to the Authority a written notice stating the existence thereof and the action it proposes to take with respect thereto.

            Section 9.14. Payments Due on non-Business Days. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall, in the city of payment, be a day other than a Business Day, then payment of such amount shall be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

            Section 9.15. Moneys Held for Particular Bonds. The amounts held by the Trustee or Paying Agents for the payment of the interest, principal or Redemption Price due on any date with respect to particular Bonds, on and after such date and pending such payment, shall be set aside on its books and held in trust by it for the holders of the Bonds entitled thereto.

            Section 9.16. Appointment of Co-Trustee. (A) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate trustee or co-trustee. The following provisions of this Section are adapted to these ends.

            (B) In the event that the Trustee appoints an additional individual or institution as a separate trustee or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate trustee or co-trustee but only to the extent necessary to enable such separate trustee or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate trustee or co-trustee shall run to and be enforceable by either of them.

            (C) Should any instrument in writing from the Authority be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Authority. In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

                                    ARTICLE X

                             AMENDMENTS OF INDENTURE

            Section 10.1. Limitation on Modifications. This Indenture shall not be modified or amended in any respect except as provided in and in accordance with and subject to the provisions of this Article.

            Section 10.2. Supplemental Indentures Without Bondholders' Consent.
(A) The Authority may, from time to time and at any time, adopt Supplemental Indentures without consent of the Bondholders for any of the following purposes:

            (1) To cure any formal defect, omission or ambiguity in this Indenture or in any description of property subject to the lien hereof.

            (2) To amend any provision of this Indenture, in a manner which is not materially adverse to the interests of the Bondholders and does not impair the security for the Bonds.

            (3) To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers, authority or security which may lawfully be granted or conferred and which are not contrary to or inconsistent with this Indenture as theretofore in effect.

            (4) To add to the covenants and agreements of the Authority in this Indenture other covenants and agreements to be observed by the Authority which are not contrary to or inconsistent with this Indenture as theretofore in effect.

            (5) To add to the limitations and restrictions in this Indenture other limitations and restrictions to be observed by the Authority which are not contrary to or inconsistent with this Indenture as theretofore in effect.

            (6) To confirm, as further assurance, any pledge under, and the subjection to any lien or pledge created or to be created by, this Indenture, of the properties of the Project, or revenues or other income from or in connection with the Project or of any other moneys, securities or funds, or to subject to the lien or pledge of this Indenture additional revenues, properties or collateral.

            (7) To authorize the issuance of Additional Bonds and prescribe the terms, forms and details thereof not inconsistent with this Indenture.

            (B) Before the Authority shall adopt any Supplemental Indenture pursuant to this Section, there shall have been filed with the Trustee an opinion of counsel satisfactory to the Trustee stating that such Supplemental Indenture is authorized or permitted by this Indenture and complies with its terms, and that upon enactment it will be valid and binding upon the Authority in accordance with its terms.

            (C) Notwithstanding the foregoing, so long as the Original Purchaser is the Owner of all of the Initial Bonds Outstanding, no amendment or supplement to this Indenture shall be effected without the written consent of the Original Purchaser.

            Section 10.3. Supplemental Indentures with Bondholders' Consent. (A) Subject to the terms and provisions contained in this Article, the holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall have the right from time to time, to consent to and approve the adoption by the Authority of any Supplemental Indenture as shall be deemed necessary or desirable by the Authority for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained herein. Nothing herein contained shall permit, or be construed as permitting, without the consent of all of the Bondholders (i) a change in the terms of redemption or maturity of the principal of or the interest on any Outstanding Bond, or a reduction in the principal amount or Redemption Price of any Outstanding Bond or the rate of interest thereon, without the consent of the holder of such Bond, or (ii) the creation of a lien upon or pledge of revenues or other income from or in connection with the Project other than the lien or pledge created by this Indenture or (iii) a preference or priority of any Bond or Bonds over any other Bond or Bonds, or
(iv) a reduction in the aggregate principal amount of the Bonds required for consent to such Supplemental Indenture.

            (B) If at any time the Authority shall determine to adopt any Supplemental Indenture for any of the purposes of this Section, it shall cause notice of the proposed Supplemental Indenture to be mailed, postage prepaid, to all Bondholders. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture, and shall state that a copy thereof is on file at the offices of the Trustee for inspection by all Bondholders.

            (C) Within one year after the date of such notice, the Authority may adopt such Supplemental Indenture in substantially the form described in such notice only if there shall have first been filed with the Authority (i) the written consents of holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding and (ii) an opinion of counsel satisfactory to the Trustee stating that such Supplemental Indenture is authorized or permitted by this Indenture and complies with its terms, and that upon adoption it will be valid and binding upon the Authority in accordance with its terms. Each valid consent shall be effective only if accompanied by proof of the holding, at the date of such consent, of the Bonds with respect to which such consent is given. A certificate or certificates by the Trustee that it has examined such proof and that such proof is sufficient in accordance with this Indenture shall be conclusive that the consents have been given by the holders of the Bonds described in such certificate or certificates. Any such consent shall be binding upon the holder of the Bonds giving such consent and upon any subsequent holder of such Bonds and of any Bonds issued in exchange therefor (whether or not such subsequent holder thereof has notice thereof), unless such consent is revoked in writing by the holder of such Bonds giving such consent or a subsequent holder thereof by filing such revocation with the Trustee prior to the adoption of such Supplemental Indenture.

            (D) If the holders of not less than the percentage of Bonds required by this Section shall have consented to and approved the execution thereof as herein provided, no holder of any Bond shall have any right to object to the enactment of such Supplemental Indenture, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the adoption thereof, or to enjoin or restrain the Authority from adopting the same or from taking any action pursuant to the provisions thereof.

            (E) Upon the adoption of any Supplemental Indenture pursuant to the provisions of this Section, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Authority, the Trustee and all holders of Bonds then Outstanding shall thereafter be determined, exercised and enforced under this Indenture, subject in all respects to such modifications and amendments.

            (F) Notwithstanding the foregoing, so long as the Original Purchaser is the Owner of all of the Initial Bonds Outstanding, no amendment or supplement to this Indenture shall be effected without the written consent of the Original Purchaser.

            Section 10.4. Supplemental Indenture Part of the Indenture. Any Supplemental Indenture adopted in accordance with the provisions of this Article shall thereafter form a part of this Indenture and all the terms and conditions contained in any such Supplemental Indenture as to any provisions authorized to be contained therein shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes. The Trustee shall execute any Supplemental Indenture adopted in accordance with the provisions of Sections
10.2 or 10.3 hereof; provided, however, that the Trustee may refuse to execute any Supplemental Indenture which it reasonably believes would subject it to liability or materially change its rights, duties or obligations hereunder in a manner adverse to the Trustee.

            Section 10.5. Trustee Authorized to Join in Supplements; Reliance on Counsel. The Trustee is authorized to join with the

Authority in the execution and delivery of any Supplemental Indenture permitted by this Article X and in so doing shall be fully protected by an opinion of counsel that such Supplemental Indenture is so permitted and has been duly authorized by the Authority and that all things necessary to make it a valid and binding agreement have been done.

                                   ARTICLE XI

                        AMENDMENTS OF FINANCING DOCUMENTS

            Section 11.1. Rights of Borrower. Anything herein to the contrary notwithstanding, any Supplemental Indenture under Article X hereof which affects any rights, powers and authority of the Borrower under the Financing Documents or of any subsequent user of the Project or requires a revision of the Financing Documents or subsequent agreement with respect to the Project shall not become effective unless and until the Borrower or such subsequent user, as the case may be, shall have given its written consent signed by its duly Authorized Representative to such Supplemental Indenture.

            Section 11.2. Amendments of Financing Documents Not Requiring Consent of Bondholders. The Authority and the Trustee may, without the consent of or notice to the Bondholders, consent to any amendment, change or modification of the Financing Documents for the purpose of curing any ambiguity or formal defect therein or making any amendment to any provision of the Financing Documents which is not materially to the prejudice of the Trustee or the holders of the Bonds. The Trustee shall have no liability to any Bondholder or any other person for any action taken by it in good faith pursuant to this Section and shall be fully protected by an opinion of counsel that any such action is permitted by this Section.

            Notwithstanding the foregoing, so long as the Original Purchaser is the Owner of all of the Initial Bonds Outstanding, no amendment or supplement to this Indenture shall be effected without the written consent of the Original Purchaser.

            Section 11.3. Amendments of Financing Documents Requiring Consent of Bondholders. Except as provided in Section 11.2 hereof, the Authority and the Trustee shall not consent to any amendment, change or modification of the Financing Documents, including the substitution of an assignee for the Borrower and the release of the Borrower from the obligations of the Financing Documents, except in the event of a corporate reorganization of the Borrower, without mailing of notice and the written approval or consent of the holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding given and procured as in Section 10.3 hereof provided. If at any time the Borrower or a subsequent user of the Project shall request the consent of the Trustee to any such proposed amendment, change or modification, the Trustee shall cause notice of such proposed amendment, change or modification to be mailed in the same manner as is provided in Article X hereof with respect to Supplemental Indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by all Bondholders.

            Notwithstanding the foregoing, so long as the Original Purchaser is the Owner of all of the Initial Bonds Outstanding, no amendment or supplement to this Indenture shall be effected without the written consent of the Original Purchaser.

                                   ARTICLE XII

                             DISCHARGE OF INDENTURE

            Section 12.1. Defeasance. (A) If the Authority shall pay or cause to be paid, or there shall otherwise be paid, to the holders of all Bonds the principal or Redemption Price, if applicable, interest and all other amounts due or to become due thereon or in respect thereof, at the times and in the manner stipulated therein and in this Indenture, and if all the fees, expenses and liabilities of the Trustee shall have been paid or provided for, then the pledge of any revenues or receipts from or in connection with the Financing Documents or the Project under this Indenture and the estate and rights hereby granted, and all covenants, agreements and other obligations of the Authority to the Bondholders hereunder shall thereupon cease, terminate and become void and be discharged and satisfied and such Bonds shall thereupon cease to be entitled to any lien, benefit or security hereunder, except as to moneys or securities held by the Trustee or the Paying Agents as provided below in this subsection. At the time of such cessation, termination, discharge and satisfaction, (1) the Trustee shall cancel and discharge the lien of this Indenture and of the Mortgage and the Security Agreement and execute and deliver to the Borrower all such instruments as may be appropriate to satisfy such liens and to evidence such discharge and satisfaction, and (2) the Trustee, the Authority and the Paying Agents shall pay over or deliver to the Borrower or on its order all moneys or securities held by them pursuant to the Indenture which are not required (a) for the payment of principal or Redemption Price, if applicable, or interest on Bonds not theretofore surrendered for such payment or redemption, or (b) for the payment of all such other amounts due or to become due under the Financing Documents.

            (B) Bonds or interest installments for the payment or redemption of which moneys (or Federal Securities, the principal of and interest on which when due, together with the moneys, if any, set aside at the same time, will provide funds sufficient without reinvestment for such payment or redemption) shall then be set aside and held in trust by the Trustee or Paying Agents, whether at or prior to the maturity or the redemption date of such Bonds, shall be deemed to have been paid within the meaning and with the effect expressed in subsection
(A) of this Section, if (a) in case any such Bonds are to be redeemed prior to the maturity thereof, all action necessary to redeem such Bonds shall have been taken and notice of such redemption shall have been duly given or provision satisfactory to the Trustee shall have been made for the giving of such notice, and (b) if the maturity or redemption date of any such Bond shall not then have arrived, provision shall have been made by deposit with the Trustee or other methods satisfactory to the Trustee for the payment to the holders of any such Bonds upon surrender thereof, whether or not prior to the maturity or redemption date thereof, of the full amount to which they would be entitled by way of principal or Redemption Price and interest and all other amounts then due under the Financing Documents to the date of such maturity or redemption, and provision satisfactory to the Trustee shall have been made for the mailing of a notice to, the holders of such Bonds that such moneys are so available for such payment.

            Notwithstanding the foregoing, so long as the Original Purchaser is the owner of all of the Initial Bonds Outstanding, no defeasance of the Initial Bonds shall be effected in accordance with this subsection (B) without the prior written consent of the Original Purchaser, which consent may be granted or withheld by the Original Purchaser in its sole discretion and, if granted, may be conditioned upon such further provision with respect thereto as the Original Purchaser shall reasonably require.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

            Section 13.1. Notices. Any notice, request, demand, communication or other paper shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by telegram, addressed as follows: if to the Authority, at 999 West Street, Rocky Hill, Connecticut 06067, Attention: Senior Vice President - Public Finance; if to the Borrower, at (i) West Kenoshia Avenue, Danbury, Connecticut 06810 - Attention: Vice President - Legal Affairs and Investor Relations and (ii) for notices sent after May 1, 1998 to the Borrower at 55 Church Hill Road, Newtown, Ct 06470, Attention: Vice President - Legal Affairs and Investor Relations; if to the Trustee, at 63 Wall Street, New York, New York 10005, Attention: Corporate Trust Administration, and if to the Original Purchaser, at 59 Wall Street, New York, New York 10005, Attention: Chief Credit Officer. A duplicate copy of each notice required to be given hereunder by the Trustee to either the Authority or the Borrower shall also be given to the other. Any Notice Party may designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

            Section 13.2. Covenant Against Discrimination. The Trustee agrees and warrants that in the performance of this Indenture it will not discriminate against any person or group of persons on the grounds of race, color, religion, national origin, age, sex, sexual orientation, marital status, physical or learning disability, political beliefs, mental retardation, or history of mental disorder in any manner prohibited by the laws of the United States or of the State.

            Section 13.3. Parties Interested Herein. Except as otherwise specifically provided herein, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any person or entity, other than the Authority, the Trustee, the Borrower, the Paying Agent, if any, and the registered owners of the Bonds, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Authority shall be for the sole and exclusive benefit of the Authority, the Trustee, the Borrower, the Paying Agent, if any, and the registered owners of the Bonds.

            Section 13.4. Effective Date; Counterparts. This Indenture shall become effective on delivery. It may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            Section 13.5. Date for Identification Purposes Only. The date of this Indenture shall be for identification purposes only and shall not be construed to imply that this Indenture was executed as of any date other than the respective dates of the acknowledgements of the parties hereto.

            IN WITNESS WHEREOF, the Connecticut Development Authority has caused these presents to be signed in its name and behalf by an Authorized Representative, and to evidence its acceptance of the trusts hereby created Brown Brothers Herriman Trust Company, as trustee, has caused these presents to be signed in its name and behalf by its duly authorized officer, as of the date first above written.


                                        CONNECTICUT DEVELOPMENT AUTHORITY

                                        By /s/ [ILLEGIBLE]
                                          --------------------------------------
                                               Authorized Representative


                                        BROWN BROTHERS HARRIMAN
                                          TRUST COMPANY,
                                        as Trustee

                                        By /s/ Thomas J. Mullin
                                          --------------------------------------
                                               Thomas J. Mullin
                                               Vice President


                                        AGREED TO AND ACCEPTED BY:

                                        per pro. BROWN BROTHERS HARRIMAN & CO.,
                                          as Original Purchaser

                                        By /s/ W. Carter Sullivan, III
                                          --------------------------------------
                                               W. Carter Sullivan, III
                                               Senior Manager


                                        AGREED TO AND ACCEPTED BY:

                                        SONICS & MATERIALS, INC.,
                                          as Borrower

                                        By /s/ [ILLEGIBLE]
                                          --------------------------------------
                                               Authorized Representative

                                   APPENDICES

                          DESCRIPTION OF PROJECT REALTY

                        DESCRIPTION OF PROJECT EQUIPMENT


            All personal property, goods, leasehold improvements, machinery, equipment, furnishings, furniture, fixtures, tools, and attachments, wherever located and whether now owned or hereafter acquired, used in the operation of the Project and financed with the proceeds of any Bonds, as reflected in the records of the Trustee maintained in accordance with Section 9.11 of the Indenture, any accessions thereto, substitutions therefor and replacements thereof, and proceeds and products thereof.